As filed with the Securities and Exchange Commission on July 17, 2023

Registration No. 333-_____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

HEICO CORPORATION

SEE TABLE OF ADDITIONAL REGISTRANTS

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation or organization)

65-0341002
(IRS Employer Identification Number)

3000 Taft Street
Hollywood, Florida 33021
(954) 987-4000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Carlos L. Macau, Jr.
Executive Vice President - Chief Financial Officer
HEICO Corporation
3000 Taft Street
Hollywood, Florida 33021
(954) 987-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Jonathan Awner, Esq.
Christina C. Russo, Esq.
Akerman LLP
Three Brickell City Centre
98 Southeast Seventh Street, Suite 1100
Miami, Florida 33131
(305) 374-5600

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box: ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

Table of Additional Registrants

Exact Name of Co-Registrants	State of Incorporation	I.R.S. Employer Identification Number
16-1741 PROPERTY, INC.	Florida	45-4350389
26 WARD HILL PROPERTY, LLC	Florida	86-3142182
3 MCCREA PROPERTY COMPANY, LLC	Florida	83-2312708
34 FREEDOM COURT, CORP.	Florida	92-1754605
3D PLUS U.S.A., INC.	Delaware	74-2947071
60 SEQUIN LLC	Connecticut	82-4758526
8929 FULLBRIGHT PROPERTY, LLC	California	88-3653335
ACCURATE METAL MACHINING, INC.	Ohio	34-1193166
ACTION RESEARCH CORPORATION	Florida	46-1086859
AEROANTENNA TECHNOLOGY, INC.	California	95-4322670
AERODESIGN, INC.	Tennessee	62-1858631
AEROELT, LLC	Florida	82-4804644
AEROSPACE & COMMERCIAL TECHNOLOGIES, LLC	Florida	47-4759100
AIRCRAFT TECHNOLOGY, INC.	Florida	65-0233725
ANALOG MODULES, INC.	Florida	59-2074349
APEX HOLDING CORP.	Delaware	46-0732506
APEX MICROTECHNOLOGY, INC.	Arizona	46-0624696
ASTRO PROPERTY, LLC	Connecticut	47-4786567
ASTROSEAL PRODUCTS MFG. CORPORATION	Connecticut	06-0808406
BAY EQUIPMENT CORP.	Delaware	82-4356384
BLUE AEROSPACE LLC	Florida	27-4313205
BREIDON, LLC	Maryland	46-1563733
CAMTRONICS, LLC	Florida	86-3999996
CARBON BY DESIGN CORPORATION	Florida	82-1858021
CARBON BY DESIGN LLC	California	20-1043190
CHARTER ENGINEERING, INC.	Florida	59-3400419
CONNECTRONICS CORP.	Florida	20-1971140
CONXALL CORPORATION	Illinois	36-2944789
CSI AEROSPACE, INC.	Florida	45-5531151
DB CONTROL CORP.	Florida	27-1784894
DECAVO LLC	Oregon	26-4673544
DIELECTRIC SCIENCES, INC.	Massachusetts	04-2603559
DUKANE SEACOM, INC.	Florida	27-1050226
ENGINEERING DESIGN TEAM, INC.	Oregon	93-0964386
FLIGHT MICROWAVE CORPORATION	California	55-0883855
FUTURE AVIATION, INC.	Florida	65-1011336
HARTER AEROSPACE, LLC	Florida	47-2458702
HEICO AEROSPACE CORPORATION	Florida	59-0791770
HEICO AEROSPACE HOLDINGS CORP.	Florida	65-0831428
HEICO AEROSPACE PARTS CORP.	Florida	65-1146790
HEICO EAST CORPORATION	Florida	65-0271411
HEICO ELECTRONIC TECHNOLOGIES CORP.	Florida	65-0680321
HEICO FLIGHT SUPPORT CORP.	Florida	46-0627157
HEICO PARTS GROUP, INC.	Florida	26-3082967
HEICO REPAIR GROUP AEROSTRUCTURES, LLC	Florida	82-2700627
HEICO REPAIR, LLC	Florida	84-2205144
HETC I, LLC	Florida	83-1444190
HETC II CORP.	Florida	83-2596259
HETC III, LLC	Florida	83-3243681
HETC IV, LLC	Florida	84-4050584
HETC V, LLC	Florida	85-2422715
HFSC III CORP.	Florida	47-2451008
HFSC IV CORP.	Florida	81-5140246
HFSC V, LLC	Florida	83-2178482
HFSC VI, LLC	Florida	84-2575273
HFSC VII, LLC	Florida	85-1245696
HFSC VIII, LLC	Florida	86-3453082
HFSC XI CORP.	Florida	87-4380214
HNW 2 BUILDING CORP.	Florida	20-1971031
HNW BUILDING CORP.	Florida	65-0880442
HVT GROUP, INC.	Delaware	04-3502230

INERTIAL AIRLINE SERVICES, INC.	Ohio	34-1823836
INTELLIGENT DEVICES, LLC	Delaware	52-1943471
IRCAMERAS LLC	Florida	27-4686945
IRONWOOD ELECTRONICS, INC.	MN	47-4956282
JET AVION CORPORATION	Florida	59-2699611
JETSEAL, INC.	Delaware	91-1433851
LEADER TECH, INC.	Florida	04-2667972
LPI INDUSTRIES CORPORATION	Florida	65-0054782
LUCIX CORPORATION	California	77-0504129
LUMINA POWER, INC.	Florida	20-2350926
MASTIFF DESIGN, INC.	Florida	88-1101204
MCCLAIN INTERNATIONAL, INC.	Georgia	58-0876596
MIDWEST MICROWAVE SOLUTIONS, INC.	Iowa	27-0124198
NIACC-AVITECH TECHNOLOGIES INC.	Florida	51-0453669
NORTHWINGS ACCESSORIES CORPORATION	Florida	65-0312802
OPTICAL DISPLAY ENGINEERING, INC.	Florida	46-1634579
OPTICAL DISPLAY ENGINEERING, LLC	Florida	38-4203543
PACIWAVE, INC.	California	77-0413439
PIONEER INDUSTRIES LLC	Delaware	11-1746409
PRIME AIR, LLC	Florida	20-5545289
PYRAMID SEMICONDUCTOR CORP	Florida	86-2249124
QUELL CORPORATION	Colorado	46-0507356
R.H. LABORATORIES, INC.	New Hampshire	02-0527375
RADIANT POWER CORP.	Florida	65-0892651
RADIANT POWER IDC, LLC	Florida	82-3217339
RADIANT-SEACOM REPAIRS CORP.	Florida	46-4846094
RAMONA RESEARCH, INC.	California	45-4786673
REINHOLD HOLDINGS, INC.	Delaware	20-8005591
REINHOLD INDUSTRIES, INC.	Delaware	13-2596288
RESEARCH ELECTRONICS INTERNATIONAL, L.L.C.	Tennessee	62-1597816
RIDGE ENGINEERING, LLC	Maryland	02-0527375
RIDGE HOLDCO, LLC	Florida	52-0908121
ROBERTSON FUEL SYSTEMS, LLC	Arizona	87-1755561
ROCKY MOUNTAIN HYDROSTATICS, LLC	Colorado	86-0775241
SANTA BARBARA INFRARED, INC.	California	58-2428936
SEAL DYNAMICS LLC	Florida	77-0111325
SEAL Q CORP.	Florida	47-1064082
SENSOR SYSTEMS, INC.	Nevada	95-2127229
SENSOR TECHNOLOGY ENGINEERING, LLC	Florida	95-2127229
SIERRA MICROWAVE TECHNOLOGY, LLC	Delaware	82-4199356
SOLID SEALING TECHNOLOGY, INC.	New York	46-3801015
SPECIALITY SILICONE PRODUCTS, INC.	New York	20-0539521
SUNSHINE AVIONICS LLC	Florida	82-3091838
SWITCHCRAFT HOLDCO, INC.	Delaware	20-2476580
SWITCHCRAFT, INC.	Illinois	20-2476580
THE BECHDON COMPANY, LLC	Maryland	36-2051512
THERMAL ENERGY PRODUCTS, INC.	California	52-0895348
THERMAL STRUCTURES, INC.	California	98-1285293
TRAD TESTS & RADIATIONS, INC.	Florida	95-3575611
TRANSFORMATIONAL SECURITY, LLC	Maryland	20-1891706
TSID HOLDINGS, LLC	Florida	33-0689721
TTT CUBED, INC.	California	85-2433352
TURBINE KINETICS, INC.	Florida	27-5248226

The address for each Additional Registrant is 3000 Taft Street, Hollywood, Florida 33021.

PROSPECTUS

Common Stock
Class A Common Stock
Preferred Stock
Debt Securities
Guarantees of Debt Securities
Depositary Shares
Warrants
Units

HEICO Corporation may offer Common Stock, Class A Common Stock, preferred stock, debt securities,  guarantees of debt securities, depositary shares, warrants and units (collectively, the “securities”) from time to time in amounts, at prices and on terms that will be determined at the time of any such offering. These securities also may be offered by shareholders, if so provided in a prospectus supplement hereto. We will provide specific information about any selling shareholders in one or more supplements to this prospectus. We will not receive any proceeds from sales of Common Stock or Class A Common Stock by the selling shareholders.

This prospectus describes the general terms of these securities and the general manner in which we and the selling shareholders will offer the securities. The specific terms of any securities we or the selling shareholders offer will be included in a supplement to this prospectus. The prospectus supplement will also describe the specific manner in which we and the selling shareholders will offer the securities. The prospectus supplements may also add, update or change information contained in this prospectus. You should read this prospectus and any supplements or other offering materials carefully before you invest. This prospectus may not be used to sell securities unless accompanied by a prospectus supplement.

Our Common Stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “HEI.” The last reported sale price of our Common Stock on July 14, 2023, was $170.49 per share. Our Class A Common Stock is traded on the NYSE under the symbol “HEI.A.” The last reported sale price of our Class A Common Stock on July 14, 2023 was $135.40 per share. We have not determined whether we will list any of the other securities we may offer on any exchange or over-the-counter market. If we decide to seek the listing of any securities, the supplement will disclose the exchange or market.

Investing in these securities involves risks. You should carefully consider the risks described under the “Risk Factors” section of this prospectus beginning on page 3, our filings with the Securities and Exchange Commission (“SEC”) and any applicable prospectus supplement.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

July 17, 2023

i

ABOUT THIS PROSPECTUS

This prospectus is part of a Registration Statement on Form S-3 that we filed with the SEC utilizing a “shelf” registration process. Under this shelf registration process, we may, from time to time, sell any combination of securities described in this prospectus in one or more offerings. These securities also may be offered by shareholders, if so, provided in a prospectus supplement hereto. We will provide specific information about any selling shareholders in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities we and the selling shareholders may offer. Each time we or the selling shareholders sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering and the securities being offered. Material federal income tax considerations applicable to the offered securities will also be discussed in the applicable prospectus supplement as necessary. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any applicable prospectus supplement together with the additional information described below under the heading “Where You Can Find Additional Information” and “Incorporation of Certain Documents by Reference.”

This prospectus does not contain all of the information set forth in the registration statement, portions of which we have omitted as permitted by the rules and regulations of the SEC. Statements contained in this prospectus as to the contents of any contract or other document are not necessarily complete. You should refer to the copy of each contract or document filed as an exhibit to the registration statement for a complete description.

You should rely only on the information contained in or incorporated by reference into this prospectus or any applicable prospectus supplements filed with the SEC. We have not authorized anyone to provide you with different or additional information and, if you are given any information or representation about these matters that is not contained or incorporated by reference in this prospectus or a prospectus supplement, you must not rely on that information. The selling shareholders will offer to sell and seek offers to buy shares of our Common Stock and Class A Common Stock only in jurisdictions in which offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of Common Stock or Class A Common Stock.

Unless the context otherwise requires, all references in this prospectus to “HEICO,” the “Company,” “we,” “us,” and “our” refer to HEICO Corporation and our consolidated subsidiaries. Unless otherwise stated or indicated by context, the phrase “this prospectus” refers to the prospectus and any applicable prospectus supplement.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus or the documents incorporated by reference herein. It is not complete and may not contain all of the information that you should consider before investing in these securities. You should carefully read the entire prospectus, including the “Risk Factors” section, the documents incorporated by reference into this prospectus, and any prospectus supplement.

HEICO Corporation

HEICO Corporation through its subsidiaries (collectively, “HEICO,” “we,” “us,” “our” or the “Company”) believes it is the world’s largest manufacturer of Federal Aviation Administration (“FAA”) approved jet engine and aircraft component replacement parts, other than the original equipment manufacturers (“OEMs”) and their subcontractors. HEICO also believes it is a leading manufacturer of various types of electronic equipment for the aviation, defense, space, medical, telecommunications and electronics industries. The Company was originally organized in 1957 as a holding company known as HEICO Corporation. As part of a reorganization completed in 1993, the original holding company (formerly known as HEICO Corporation) was renamed as HEICO Aerospace Corporation and a new holding corporation known as HEICO Corporation was created. The reorganization did not result in any change in the business of the Company, its consolidated assets or liabilities or the relative interests of its shareholders.

Our business is comprised of two operating segments:

The Flight Support Group. Our Flight Support Group (“FSG”), consisting of HEICO Aerospace Holdings Corp. and HEICO Flight Support Corp. and their collective subsidiaries, accounted for 57%, 50% and 52% of our net sales in fiscal 2022, 2021 and 2020, respectively, and 58% of net sales for the six months ended April 30, 2023. The FSG uses proprietary technology to design and manufacture jet engine and aircraft component replacement parts for sale at lower prices than those manufactured by OEMs. These parts are approved by the FAA and are the functional equivalent of parts sold by OEMs. In addition, the FSG repairs, overhauls and distributes jet engine and aircraft components, avionics and instruments for domestic and foreign commercial air carriers and aircraft repair companies as well as military and business aircraft operators. The FSG also manufactures and sells specialty parts as a subcontractor for aerospace and industrial original equipment manufacturers and the United States (“U.S.”) government. Additionally, the FSG is a leading supplier, distributor, and integrator of military aircraft parts and support services primarily to the U.S. Department of Defense, defense prime contractors, and foreign military organizations allied with the U.S. Further, the FSG is a leading manufacturer of advanced niche components and complex composite assemblies for commercial aviation, defense and space applications. The FSG engineers, designs and manufactures thermal insulation blankets and parts as well as removable/reusable insulation systems for aerospace, defense, commercial and industrial applications; manufactures expanded foil mesh for lightning strike protection in fixed and rotary wing aircraft; distributes aviation electrical interconnect products and electromechanical parts; overhauls industrial pumps, motors, and other hydraulic units with a focus on the support of legacy systems for the U.S. Navy; and performs tight-tolerance machining, brazing, fabricating and welding services for aerospace, defense and other industrial applications.

The Electronic Technologies Group. Our Electronic Technologies Group (“ETG”), consisting of HEICO Electronic Technologies Corp. and its subsidiaries, accounted for 43%, 50% and 48% of our net sales in fiscal 2022, 2021 and 2020, respectively, and 42% of net sales for the six months ended April 30, 2023. The ETG derived approximately 56%, 63% and 66% of its net sales in fiscal 2022, 2021 and 2020, respectively, and 47% of net sales for the six months ended April 30, 2023, from the sale of products and services to U.S. and foreign military agencies, prime defense contractors and both commercial and defense satellite and spacecraft manufacturers. The ETG collectively designs, manufactures and sells various types of electronic, data and microwave, and electro-optical products, including infrared simulation and test equipment, laser rangefinder receivers, electrical power supplies, back-up power supplies, power conversion products, underwater locator beacons, emergency locator transmission beacons, flight deck annunciators, panels, and indicators, electromagnetic and radio frequency interference shielding and filters, high power capacitor charging power supplies, amplifiers, traveling wave tube amplifiers, photodetectors, amplifier modules, microwave power modules, flash lamp drivers, laser diode drivers, arc lamp power supplies, custom power supply designs, cable assemblies, high voltage power supplies, high voltage interconnection devices and wire, high voltage energy generators, high frequency power delivery systems; memory products, including three-dimensional microelectronic and stacked memory, static random-access memory (SRAM), and electronically erasable programmable read-only memory (EEPROM); harsh environment electronic connectors and other interconnect products, radio frequency (“RF”) and microwave amplifiers, transmitters, and receivers and integrated assemblies, sub-assemblies and components; RF sources, detectors and controllers, wireless cabin control systems, solid state power distribution and management systems, crashworthy and ballistically self-sealing auxiliary fuel systems, nuclear radiation detectors, communications and electronic intercept receivers and tuners, fuel level sensing systems, high-speed interface products that link devices, high performance active antenna systems and airborne antennas for commercial and military aircraft, precision guided munitions, other defense applications and commercial uses; silicone material for a variety of demanding applications; precision power analog monolithic, hybrid and open frame components; high-reliability ceramic-to-metal feedthroughs and connectors, technical surveillance countermeasures (TSCM) equipment to detect devices used for espionage and information theft; rugged small-form factor embedded computing solutions; custom high power filters and filter assemblies; test sockets and adapters for both engineering and production use of semiconductor devices; and radiation assurance services and products.

HEICO has continuously operated in the aerospace industry for over 65 years. Since assuming control in 1990, our current management has achieved significant sales and profit growth through a broadened line of product offerings, an expanded customer base, increased research and development expenditures and the completion of a number of acquisitions. As a result of internal growth and acquisitions, our net sales from continuing operations have grown from $26.2 million in fiscal 1990 to $2,208.3 million in fiscal 2022, representing a compound annual growth rate of approximately 15%. During the same period, we improved our net income from $2.0 million to $351.7 million, representing a compound annual growth rate of approximately 18%.

Acquisitions have been an important element of our growth strategy over the past thirty-three years, supplementing our organic growth. Since 1990, we have completed approximately 97 acquisitions complementing the niche segments of the aviation, defense, space, medical, telecommunications and electronics industries in which we operate. We typically target acquisition opportunities that allow us to broaden our product offerings, services and technologies while expanding our customer base and geographic presence. Even though we have historically pursued an active acquisition policy, our disciplined acquisition strategy involves limiting acquisition candidates to businesses that we believe will continue to grow, offer strong cash flow and earnings potential, and are available at fair prices.

Corporate Information

HEICO’s corporate headquarters is located at 3000 Taft Street, Hollywood, Florida 33021. Our telephone number is (954) 987-4000 and our Internet website address is www.heico.com. The information on our website is not a part of, or incorporated in, this prospectus.

RISK FACTORS

Investing in our securities involves certain risks. Our business is influenced by many factors that are difficult to predict, involve uncertainties that may materially affect actual results and are often beyond our control. We have identified, or will identify, a number of these factors under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as well as in other information or reports included or incorporated by reference in this prospectus and any prospectus supplement. Before making a decision to invest in our securities, you should carefully consider these risks, as well as the other information included or incorporated by reference in this prospectus and any prospectus supplement. For additional information, see below under the heading “Where You Can Find Additional Information” and “Incorporation of Certain Documents by Reference.”

SUPPLEMENTAL GUARANTOR FINANCIAL INFORMATION

Guarantor Group Summarized Financial Information

In this section, the term “Company” refers solely to HEICO Corporation (and not to any of its affiliates, including subsidiaries). The debt securities that may be issued by the Company may be fully and unconditionally guaranteed, jointly and severally, on a secured or unsecured, subordinated or unsubordinated basis, subject to certain customary guarantor release conditions, by the Company's domestic subsidiaries that are guarantors under the Company's revolving credit facility (each a “Guarantor,” collectively, the “Guarantors” and, the Guarantors together with the Company, the “Guarantor Group”). The other subsidiaries of the Company (the “non-guarantor subsidiaries”) are not registering for possible issuance any guarantees of the Company’s debt securities by the non-guarantor subsidiaries. For a brief description of the general terms of the debt securities that we may offer and the guarantees that the Guarantor may offer, see the information under the heading “Description of Debt Securities and Guarantees” in this prospectus.

The Company conducts operations almost entirely through its subsidiaries. Accordingly, the Guarantor Group’s cash flow and ability to service any guaranteed registered debt securities will depend on the earnings of the Company’s subsidiaries and the distribution of those earnings to the Guarantor Group, including the earnings of the non-guarantor subsidiaries, whether by dividends, loans or otherwise. Holders of the guaranteed registered debt securities will have a direct claim only against the Guarantor Group.

The following tables include summarized financial information for the Guarantor Group. The information for the Guarantor Group is presented on a combined basis, excluding intercompany balances and transactions between the Company and the Guarantor and excluding investments in and equity in the earnings of non-guarantor subsidiaries. The Guarantor Group’s amounts due from, amounts due to, and transactions with non-guarantor subsidiaries have been presented in separate line items.

	As of October 31, 2022	As of April 30, 2023
(in thousands)
Current assets (excluding net intercompany receivable from non-guarantor subsidiaries)	$898,522	$975,286
Noncurrent assets	2,612,503	2,642,878
Net intercompany (payable to) / receivable from non-guarantor subsidiaries	(10,836)	171,783
Current liabilities (excluding net intercompany payable to non-guarantor subsidiaries)	327,700	358,849
Noncurrent liabilities	662,948	1,104,574
Redeemable noncontrolling interests	254,348	252,673
Noncontrolling interests	33,993	32,969

	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023
(in thousands)
Net sales	$1,816,612	$1,036,524
Gross profit	683,669	390,192
Operating income	398,168	232,401
Net income attributable to HEICO	286,361	162,680

	For the Fiscal Year Ended October 31, 2022	For the Six Months Ended April 30, 2023
(in thousands)
Intercompany revenue	$1,908	$1,184
Intercompany management fee	2,383	1,205
Intercompany interest income	265	2,621
Intercompany dividends	57,541	31,263

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and the documents incorporated by reference in this prospectus contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements, which in some cases, you can identify by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions intended to identify forward-looking statements, relate to future events or to our future operating or financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These statements include statements regarding our operations, cash flows, and financial position. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties.

Although we believe that these statements are based upon reasonable assumptions, these statements expressing opinions about future outcomes and non-historical information are subject to a number of risks and uncertainties, many of which are beyond our control, and reflect future business decisions that are subject to change and, therefore, there is no assurance that the outcomes expressed in these statements will be achieved. Some of the assumptions, future results and levels of performance expressed or implied in the forward-looking statements we have made or may make in the future inevitably will not materialize, and unanticipated events may occur which will affect our results. Investors are cautioned that forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the expectations expressed in forward-looking statements contained herein. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks and uncertainties in greater detail under “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q, together with all of the other information appearing in or incorporated by reference into this prospectus. You should read this prospectus completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of the forward-looking statements in this prospectus by these cautionary statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under the securities laws of the United States. You are advised, however, to consult any additional disclosures we make in our reports filed with the SEC.

USE OF PROCEEDS

We will describe our intended use of the net proceeds from any particular offering in the related prospectus supplement. We will not receive any proceeds from sales of Common Stock or Class A Common Stock by the selling shareholders.

SELLING SHAREHOLDERS

If the registration statement of which this prospectus forms a part is used by selling shareholders for the resale of any securities registered thereunder, information about such selling shareholders, their beneficial ownership of the securities and their relationship with us will be set forth in a prospectus supplement, in a post-effective amendment, or in filings we make with the SEC under the Exchange Act that are incorporated by reference to such registration statement.

DESCRIPTION OF OUR CAPITAL STOCK

General

We are authorized to issue 150,000,000 shares of Common Stock, par value $.01 per share, 150,000,000 shares of Class A Common Stock, par value $.01 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share. As of July 13, 2023, (i) 54,705,934 shares of Common Stock were outstanding and such shares were held by approximately 277 holders of record and (ii) 82,307,444 shares of Class A Common Stock were outstanding and such shares were held by approximately 276 holders of record. None of the Preferred Stock is outstanding.

The transfer agent and registrar for the Common Stock and Class A Common Stock is Broadridge Financial Solutions, telephone number (800) 353-0103.

The following descriptions of the Common Stock, the Class A Common Stock and the Preferred Stock, are based on our Articles and Bylaws and applicable Florida law.

Common Stock

Each holder of Common Stock is entitled to one vote for each share owned of record on all matters presented to the shareholders. In the event of a liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share equally and ratably in the assets of the Company, if any, remaining after the payment of all of our debts and liabilities and the liquidation preference of any outstanding Preferred Stock. The Common Stock has no preemptive rights, no cumulative voting rights and no redemption, sinking fund or conversion provisions. As of July 13, 2023, 6,463,406 shares are reserved for issuance as either Common Stock or Class A Common Stock under our existing stock option plans.

Class A Common Stock

Each holder of Class A Common Stock is entitled to the identical rights as the holders of Common Stock except that each share of Common Stock will entitle the holder thereof to one vote in respect of matters submitted for the vote of holders of Common Stock, whereas each share of Class A Common Stock will entitle the holder thereof to one-tenth of a vote on such matters.

Dividend Rights

The Florida Business Corporation Act and our Articles of Incorporation do not require our Board of Directors to declare dividends on our Common Stock or Class A Common Stock. The declaration of any dividend on our Common Stock or Class A Common Stock is a matter to be acted upon by our Board of Directors in its sole discretion. Our payment of dividends on our Common Stock or Class A Common Stock in the future will be determined by our Board of Directors in its sole discretion and will depend on business conditions, our financial condition, earnings and liquidity, and other factors.

The Florida Business Corporation Act authorizes the Board of Directors to make distributions, including repurchases of stock, to its shareholders subject to restrictions in the corporation’s articles of incorporation. The Florida Business Corporation Act also provides that a corporation may not make distributions to its shareholders if, after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they become due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount needed, if the corporation were dissolved at the time the distribution was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Shareholders of Common Stock and Class A Common Stock are entitled to receive dividends if, as and when declared by the Board of Directors out of funds legally available therefor, subject to the dividend and liquidation rights of any Preferred Stock that may be issued and outstanding and subject to any dividend restrictions in our revolving credit facility. No dividends or other distributions (including redemptions or repurchases of shares of capital stock) may be made if, after giving effect to any such dividends or distributions, we would not be able to pay our debts as they become due in the usual course of business or our total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of any holders of Preferred Stock.

We have historically paid semi-annual cash dividends on both our Class A Common Stock and Common Stock. During fiscal 2022, we paid an aggregate cash dividend of $.18 per share, which represents a 6% increase over the aggregate cash dividend of $.17 per share paid during fiscal 2021. In December 2022, our Board of Directors declared our 89th consecutive semi-annual cash dividend of $.10 per share paid in January 2023. This cash dividend represents an 11% increase over the prior semi-annual per share amount of $.09. Also, in June 2023, our Board of Directors declared our 90th consecutive semi-annual cash dividend of $.10 per share paid in July 2023.

Our Board of Directors will continue to review our dividend policy and will regularly evaluate whether dividends should be paid in cash or stock, as well as what amounts should be paid. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants under our revolving credit facility.

Preferred Stock

Our Board of Directors is authorized, without further shareholder action, to designate and issue from time to time one or more series of Preferred Stock. The Board of Directors may fix and determine the designations, preferences and relative rights and qualifications, limitations or restrictions of any series of Preferred Stock so established, including voting powers, dividend rights, liquidation preferences, redemption rights and conversion privileges. Because the Board of Directors has the power to establish the preferences and rights of each series of Preferred Stock, it may afford the holders of any series of Preferred Stock preferences and rights, voting or otherwise senior to the rights of holders of Common Stock and Class A Common Stock. As of the date of this Prospectus, the Board of Directors has not issued any Preferred Stock.

Anti-takeover Effects of Certain Provisions of Florida Law, Our Articles of Incorporation and Bylaws, and the Preferred Stock Purchase Rights

Articles and Bylaws. Some of the provisions of our articles of incorporation and bylaws may be deemed to have anti-takeover effects and may discourage, delay, defer or prevent a takeover attempt that a shareholder might consider in its best interest. These provisions do the following:

●	establish advance notice procedures for the nomination of candidates for election as directors and for shareholder proposals to be considered at annual shareholders’ meetings;

●	provide that special meetings of the shareholders may be called by the Chairman of the Board of Directors or the President of HEICO or by a majority of the Board of Directors and shall be called by the President or the Secretary at the request of a majority of the Board of Directors then in office or at the request of the holders of not less than one-tenth (1/10th) of all the outstanding shares of the corporation entitled to vote at the meeting;

●	authorize the issuance of 10,000,000 shares of Preferred Stock with the designations, rights, preferences and limitations as may be determined from time to time by the Board of Directors;

●	authorize the issuance of 150,000,000 shares of Common Stock having one vote per share; and

●	authorize the issuance of 150,000,000 shares of Class A Common Stock having 1/10th vote per share. Accordingly, without shareholder approval, the Board of Directors can, among other things,

●	issue preferred stock with dividend, liquidation, conversion, voting or other rights that could adversely affect the voting powers or other rights of holders of our Common Stock and Class A Common Stock; and

●	help maintain the voting power of existing Common Stock shareholders and deter or frustrate takeover attempts that existing holders of Common Stock might consider to be in their best interest by issuing additional shares of Class A Common Stock.

Florida Law. Furthermore, some of the provisions of the Florida Business Corporation Act could have the effect of delaying, deferring or preventing a change in control.

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES

The following description, together with the additional information we include in any applicable prospectus supplement, summarizes the material terms and provisions of the debt securities and any applicable guarantees that we may offer under this prospectus. While the terms we have summarized below will generally apply to any future debt securities and any applicable guarantees we may offer under this prospectus, we will describe the particular terms of any debt securities and any applicable guarantees that we may offer in more detail in the applicable prospectus supplement. The terms of any debt securities and any applicable guarantees we offer under a prospectus supplement may differ from the terms we describe below.

We may offer debt securities in the form of either senior debt securities or subordinated debt securities. The senior debt securities and the subordinated debt securities are together referred to in this prospectus as the “debt securities.” Unless otherwise specified in a supplement to this prospectus, the senior debt securities will be our direct, unsecured obligations and will rank equally with all of our other unsecured and unsubordinated indebtedness. The subordinated debt securities generally will be entitled to payment only after payment of our senior debt. See “Description of Debt Securities and Guarantees -Subordination” below.

The debt securities may have the benefit of guarantees (each, a “guarantee”), by one or more of our subsidiaries (each, a “guarantor”). If a guarantor issues guarantees, the guarantees may be secured or unsecured and, if guaranteeing senior debt securities, unsubordinated or, if guaranteeing subordinated debt securities, subordinated obligations of the respective guarantors. Unless otherwise expressly stated or the context otherwise requires, as used in this section, the term “guaranteed debt securities” means debt securities that, as described in the prospectus supplement relating thereto, are guaranteed by one or more guarantors pursuant to the applicable indenture.

The debt securities will be issued under an indenture between us and a trustee. We have summarized below the general features of the debt securities to be governed by the indenture. The form of summary is not complete. The form of indenture has been filed as an exhibit to the registration statement that we have filed with the SEC, of which this prospectus forms a part. We encourage you to read the applicable prospectus supplements related to the debt securities (including any applicable guarantees) that we may offer under this prospectus, as well as the indenture. Capitalized terms used in the summary have the meanings specified in the indenture.

General

The terms of each series of debt securities will be established by or pursuant to a resolution of our Board of Directors, or a committee thereof, and set forth or determined in the manner provided in an officers’ certificate or by a supplemental indenture. The particular terms of each series of debt securities will be described in a prospectus supplement relating to such series, including any pricing supplement.

We can issue an unlimited amount of debt securities under the indenture that may be in one or more series with the same or various maturities, at par, at a premium or at a discount. We will set forth in a prospectus supplement, including any pricing supplement, relating to any series of debt securities being offered, the aggregate principal amount and the following terms of the debt securities:

●	the title;

●	the principal amount being offered, and, if a series, the total amount authorized and the total amount outstanding;

●	any limit on the amount that may be issued;

●	whether or not we will issue the series of debt securities in global form and, if so, the terms and who the depositary will be;

●	the maturity date;

●	the principal amount due at maturity, and whether the debt securities will be issued with any original issue discount;

●	whether and the extent the debt securities will be guaranteed by the guarantors, the ranking of any such guarantee, the terms of such subordination, if applicable, of any such guarantee and the form of any such guarantee;

●	whether and under what circumstances, if any, we will pay additional amounts on any debt securities held by a person who is not a United States person for tax purposes, and whether we can redeem the debt securities if we have to pay such additional amounts;

●	the annual interest rate, which may be fixed or variable, or the method for determining the rate, the date interest will begin to accrue, the dates interest will be payable and the regular record dates for interest payment dates or the method for determining such dates;

●	whether or not the debt securities will be secured or unsecured, and the terms of any secured debt;

●	the terms of the subordination of any series of subordinated debt;

●	the place where payments will be payable;

●	restrictions on transfer, sale or other assignment, if any;

●	our right, if any, to defer payment of interest and the maximum length of any such deferral period;

●	redemption provisions;

●	provisions for a sinking fund purchase or other analogous fund, if any;

●	the date, if any, on which, and the price at which we are obligated, pursuant to any mandatory sinking fund or analogous fund provisions or otherwise, to redeem, or at the holder’s option to purchase, the series of debt securities;

●	restrictive covenants;

●	a discussion of any material or special United States federal income tax considerations applicable to the debt securities;

●	information describing any book-entry features;

●	the procedures for any auction and remarketing, if any;

●	the denominations in which we will issue the series of debt securities, if other than denominations of $1,000 and any integral multiple thereof;

●	if other than dollars, the currency in which the series of debt securities will be denominated; and

●	any other specific terms, preferences, rights or limitations of, or restrictions on, the debt securities, including any events of default that are in addition to those described in this prospectus or any covenants provided with respect to the debt securities that are in addition to those described above, and any terms which may be required by us or be advisable under applicable laws or regulations or advisable in connection with the marketing of the debt securities.

We may issue debt securities that provide for an amount less than their stated principal amount to be due and payable upon declaration of acceleration of their maturity pursuant to the terms of the indenture. We will provide you with information on the federal income tax considerations and other special considerations applicable to any of these debt securities in the applicable prospectus supplement.

Conversion of Exchange Rights

We will set forth in the prospectus supplement the terms on which a series of debt securities may be convertible into or exchangeable for common stock or other securities of ours or a third-party, including the conversion or exchange rate, as applicable, or how it will be calculated, and the applicable conversion or exchange period. We will include provisions as to whether conversion or exchange is mandatory, at the option of the holder or at our option. We may include provisions pursuant to which the number of our securities or the securities of a third-party that the holders of the series of debt securities receive upon conversion or exchange would, under the circumstances described in those provisions, be subject to adjustment, or pursuant to which those holders would, under those circumstances, receive other property upon conversion or exchange, for example in the event of our merger or consolidation with another entity.

Certain Covenants

The indenture includes certain customary covenants requiring us, among other things, to:

●	pay the principal, interest and premium, if any, on the debt securities when due;

●	maintain a place of payment;

●	deliver an officer’s certificate to the trustee following the end of each fiscal year stating whether we are in default of any of the terms, provisions or conditions of the indenture;

●	preserve and keep in full force and effect our corporate existence, except as otherwise provided in the indenture; and

●	deposit sufficient funds with any paying agent on or before the due date for any principal, interest or premium, if any.

Consolidation, Merger and Sale of Assets

The indenture provides that we may not consolidate with or merge into any other person, or convey, transfer or lease all or substantially all of our assets, unless:

●	we are the surviving person in the case of a merger, or the person formed by such consolidation or into which we merge or the person which acquires or leases, all or substantially all of the assets of the Company (the “successor company”), is a corporation organized and existing under the laws of the United States, any state or the District of Columbia and expressly assumes all of our responsibilities and liabilities under the indenture, including the punctual payment of all amounts due on the debt securities and performance of the covenants in the indenture.

●	immediately after giving effect to the transaction, no Event of Default (as defined below), and no event which, after notice or lapse of time or both, would become an Event of Default, exists; and

●	we deliver to the trustee an officer’s certificate and an opinion of counsel, each stating that all related conditions have been satisfied.

Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Company in accordance with the indenture, the successor company will succeed to, and be substituted for, and may exercise every right and power of ours under the indenture with the same effect as if the successor company had been named in our place in the indenture. The predecessor person will (except in the case of a lease) be discharged from all obligations and covenants under the indenture and any debt securities issued thereunder.

Events of Default

With respect to the debt securities of any series, an “Event of Default” means:

●	default in the payment of any interest upon debt securities of such series that continues for a period of 30 days after payment is due;

●	default in the payment of the principal or premium, if any, on any debt securities of such series upon maturity, redemption, acceleration or otherwise;

●	default in the deposit of any sinking fund payment when and as due under the terms of the debt securities of such series that continues for a period of 30 days after the date such deposit is due;

●	default in the performance, or breach of, any covenant in the indenture and continuance of such default or breach for a period of 90 days after written notice to us of such default or breach from the trustee (or to us and the trustee from the holders of at least 25% of the principal amount of debt securities then outstanding under the indenture);

●	certain events of bankruptcy, insolvency or reorganization relating to us;

●	with respect to any series of debt securities that is guaranteed, such guarantee shall cease to be enforceable for any reason, except as contemplated or permitted in the indenture governing such debt security and such event continues for 10 Business Days; or

●	any other Event of Default specified in the terms of such series.

If there is a continuing Event of Default with respect to the debt securities of any series (other than an Event of Default regarding certain events of bankruptcy, insolvency or reorganization relating to us), either the trustee or the holders of at least 25% of the outstanding principal amount of the debt securities of such series may declare the principal amount of all of the debt securities of that series to be due and payable immediately. In the case of an Event of Default resulting from certain events of bankruptcy, insolvency or reorganization relating to us, the principal of and accrued and unpaid interest, if any, on all outstanding debt securities will become and be immediately due and payable without any declaration or other act on the part of the trustee or any holder of outstanding debt securities. At any time after the trustee or the holders, as the case may be, declare an acceleration with respect to the debt securities of any series, but before a judgment or decree based on such acceleration has been obtained, the holders of a majority in principal amount of the outstanding debt securities of such series may, under certain conditions, cancel such acceleration if we have cured all Events of Default (other than the nonpayment of accelerated principal) with respect to the debt securities of such series or all such Events of Default have been waived as provided in the indenture.

The indenture provides that if there is a continuing Event of Default, the trustee need not exercise any of its rights or powers under the indenture at the request or direction of any of the holders of debt securities, unless such holders have offered, and if requested, provided, to the trustee security or indemnity satisfactory to the trustee in its sole discretion. Subject to such provisions for security or indemnification of the trustee and certain other conditions, the holders of a majority in aggregate principal amount of the outstanding debt securities of a series will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power the trustee holds with respect to the debt securities of that series.

No holder of any debt security of any series will have any right to institute any proceeding with respect to the indenture or for any remedy under the indenture unless:

●	such holder has previously given written notice to the trustee of a continuing Event of Default with respect to the debt securities of that series;

●	the holders of not less than 25% of the aggregate principal amount of the outstanding debt securities of that series have made a written request to the trustee to institute proceedings in respect of such Event of Default in its own name as trustee under the indenture;

●	such holder or holders have offered, and if requested, provided to the trustee security or indemnity reasonably satisfactory to the trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

●	the trustee has failed to institute proceedings 60 days after the receipt of such notice, request and offer of indemnity; and

●	no direction inconsistent with such written request has been given for 60 days by the holders of a majority in aggregate principal amount of the outstanding debt securities of that series.

The holder of any debt security will have an absolute and unconditional right to receive payment of the principal of, and any premium or interest on, such debt security on or after the date or dates they are to be paid as expressed in such debt security and to institute suit for the enforcement of any such payment.

We are required to furnish to the trustee annually a statement as to the absence of certain defaults under the indenture. The indenture provides that the trustee need not provide holders of debt securities notice of any default (other than the nonpayment of principal or any premium or interest) if it considers it in the interest of the holders of debt securities not to provide such notice.

Modification and Waiver

We and the trustee may amend the indenture with the consent of the holders of a majority of the aggregate principal amount of the outstanding debt securities of each series affected by the amendment. However, no such amendment may, without the consent of the holders of all then outstanding debt securities of the affected series:

●	change the due date of the principal of, or any installment of principal of or interest on, the debt securities of that series;

●	reduce the principal amount of, interest rate on, premium payable upon redemption of, or amount of principal due and payable upon any declaration of acceleration of the debt securities of that series;

●	change the currency of payment of principal of, or any premium or interest on, the debt securities of that series;

●	impair the right to institute suit for the enforcement of any payment on or with respect to the debt securities of that series after the due date or redemption date of such debt securities, or alter the method of computation of interest;

●	reduce the percentage in aggregate principal amount of the debt securities of that series then outstanding, the consent of whose holders is required for amendment of the indenture, for waiver of compliance with certain provisions of the indenture or for waiver of certain defaults and the related consequences;

●	if the debt securities of any series are convertible, make any change that adversely affects in any material respect the right to convert such debt securities or decrease the conversion rate or increase the conversion price of such debt securities, unless such decrease or increase is permitted by the terms of such debt securities.

●	modify the ranking or priority of the debt securities or any guarantee; or

●	release any guarantor from any of its obligations under its guarantee or the relevant indenture otherwise than in accordance with the terms of such indenture.

The holders of a majority of the aggregate principal amount of the outstanding debt securities of any series may waive, insofar as that series is concerned, future compliance by us with certain restrictive covenants of the indenture. The holders of at least a majority in aggregate principal amount of the outstanding debt securities of any series may waive any past default or Event of Default under the indenture with respect to that series, except a failure by us to pay the principal of, or any premium or interest on, any debt securities of that series or a provision that cannot be modified or amended without the consent of the holders of all outstanding debt securities of the affected series.

Satisfaction and Discharge

The indenture will cease to be of further effect with respect to the debt securities of any series when:

●	either (a) all outstanding debt securities of such series (except (i) mutilated, destroyed, lost or stolen debt securities that have been replaced or paid and debt securities for whose payment money has been deposited in trust and thereafter repaid to us and (ii) debt securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by us and thereafter repaid to us or discharged from such trust) have been delivered to the trustee cancelled or for cancellation or (b) all such debt securities not so delivered to the trustee cancelled or for cancellation have become due and payable, will become due and payable at their stated maturity within one year, or are to be called for redemption within one year, and we have irrevocably deposited with the trustee in trust an amount of cash or U.S. government obligations or a combination thereof in an amount sufficient to pay the entire indebtedness of such debt securities, including interest to the stated maturity or applicable redemption date; and

●	we have paid all other sums due under the indenture with respect to such series of debt securities and delivered an officer’s certificate and opinion of counsel to the Trustee stating that all related conditions have been satisfied.

Notwithstanding the above, certain provisions of the indenture will survive, including with respect to certain rights, obligations and immunities of the trustee.

Defeasance

The debt securities or any series of debt securities may be defeased at any time in accordance with the terms set forth in the indenture. Any defeasance may terminate all of our obligations (with limited exceptions) and all obligations of any guarantors of such debt securities will also be discharged with respect to the guarantees of such debt securities with respect to such debt securities and the indenture (“legal defeasance”), or it may terminate only our obligations under any restrictive covenant that may be applicable to such debt securities (“covenant defeasance”).

We may exercise our legal defeasance option even though we have also exercised our covenant defeasance option. If we exercise our legal defeasance option, the debt securities may not be accelerated because of an Event of Default. If we exercise the covenant defeasance option, the debt securities may not be accelerated by reference to any restrictive covenants which apply to the debt securities.

To exercise either defeasance option, we must:

●	irrevocably deposit in trust with the trustee or another trustee money or U.S. government obligations or a combination thereof in an amount sufficient to pay and discharge the principal of and any premium and interest or other amounts due on the debt securities on the stated maturities or redemption dates therefor;

●	deliver a certificate from a nationally recognized firm of independent public accountants or investment bankers expressing their opinion that the payments of principal and interest when due on the deposited U.S. government obligations, plus any deposited money, will provide cash at the times and in the amounts necessary to pay the principal of and premium and interest when due on all the debt securities to maturity or redemption, as the case may be; and

●	comply with certain other conditions, including that in the case of legal defeasance, we must obtain an opinion of tax counsel, based on a change in the applicable U.S. federal income tax law or a ruling by the Internal Revenue Service, that the defeasance will not result in recognition of any gain or loss to holders for federal income tax purposes as a result of the deposit.

If we exercise our option to effect a covenant defeasance as described above and the debt securities are thereafter declared due and payable because of an Event of Default (other than an Event of Default caused by failing to comply with the covenants that are defeased), the amount of money and securities we have deposited with the trustee would be sufficient to pay amounts due on the debt securities on their respective due dates but may not be sufficient to pay amounts due on the debt securities at the time of acceleration resulting from such Event of Default. However, we would remain liable for such payments.

Upon the effectiveness of defeasance with respect to any series of guaranteed debt securities, each guarantor of the debt securities of such series shall be automatically and unconditionally released and discharged from all of its obligations under its guarantee of the debt securities of such series and all of its other obligations under the applicable indenture in respect of the debt securities of that series, without any action by the Company, any guarantor or the trustee and without the consent of the holders of any debt securities.

Subordination

Unless indicated differently in a prospectus supplement, our subordinated debt securities will be subordinated in right of payment to the prior payment in full of all our senior debt. This means that upon:

●	any distribution of our assets upon our dissolution, winding-up, liquidation or reorganization in bankruptcy, insolvency, receivership or other proceedings, or

●	the acceleration of the maturity of the subordinated debt securities, or

●	a failure to pay any senior debt or interest thereon when due and the continuance of that default beyond any applicable grace period, or

●	the acceleration of the maturity of any senior debt as a result of a default, the holders of all of our senior debt will be entitled to receive:

●	in the case of the first two bullet points above, payment of all amounts due or to become due on all senior debt, and

●	in the case of the second two bullet points above, payment of all amounts due on all senior debt,

before the holders of any of the subordinated debt securities are entitled to receive any payment. So long as any of the events in the bullet points above has occurred and is continuing, any amounts payable on the subordinated debt securities will instead be paid directly to the holders of all senior debt to the extent necessary to pay the senior debt in full and, if any payment is received by the subordinated indenture trustee under the subordinated indenture or the holders of any of the subordinated debt securities before all senior debt is paid in full, the payment or distribution must be paid over to the holders of the unpaid senior debt. Subject to paying the senior debt in full, the holders of the subordinated debt securities will be subrogated to the rights of the holders of the senior debt to the extent that payments are made to the holders of senior debt out of the distributive share of the subordinated debt securities.

The term “senior debt” means with respect to the subordinated debt securities, the principal of, premium, if any, and interest, if any, on and any other payment in respect of indebtedness due pursuant to any of the following, whether outstanding on the date the subordinated debt securities are issued or thereafter incurred, created or assumed:

●	all of our indebtedness evidenced by notes, debentures, bonds or other securities sold by us for money or other obligations for money borrowed;

●	all indebtedness of others of the kinds described in the preceding bullet point assumed by or guaranteed in any manner by us or in effect guaranteed by us through an agreement to purchase, contingent or otherwise, as applicable; and

●	all renewals, extensions or refundings of indebtedness of the kinds described in either of the first two bullet points above,

unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same by its terms provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to or is pari passu with such securities.

Due to the subordination, if our assets are distributed upon insolvency, certain of our general creditors may recover more, ratably, than holders of subordinated debt securities. The subordination provisions will not apply to money and securities held in trust under the satisfaction and discharge and the defeasance provisions of the applicable subordinated indenture.

The subordinated debt securities and the subordinated indenture do not limit our ability to incur additional indebtedness, including indebtedness that will rank senior to the subordinated debt securities. We may incur substantial additional amounts of indebtedness in the future.

Guarantees

The debt securities of any series may be guaranteed by one or more of our subsidiaries. However, the applicable indenture governing the debt securities will not require that any of our subsidiaries be a guarantor of any series of debt securities and, if guaranteed, it may not necessarily be guaranteed by all of our subsidiaries. As a result, a series of debt securities may not have any guarantors and the guarantors of any series of guaranteed debt securities may differ from the guarantors of any other series of guaranteed debt securities. If we issue a series of guaranteed debt securities, the identity of the specific guarantors of the debt securities of that series will be identified in the applicable prospectus supplement.

If we issue a series of guaranteed debt securities, a description of some of the terms of guarantees of those debt securities will be set forth in the applicable prospectus supplement. Unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, each guarantor of the debt securities of such series will unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest, if any, on each debt security of such series, all in accordance with the terms of such debt securities and the applicable indenture.

Notwithstanding the foregoing, unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, the applicable indenture will contain provisions to the effect that the obligations of each guarantor under its guarantees and such indenture shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such guarantor, result in the obligations of such guarantor under such guarantees and such indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable law. However, there can be no assurance that, notwithstanding such limitation, a court would not determine that a guarantee constituted a fraudulent conveyance or fraudulent transfer under applicable law. If that were to occur, the court could void the applicable guarantor’s obligations under that guarantee, subordinate that guarantee to other debt and other liabilities of that guarantor or take other action detrimental to holders of the debt securities of the applicable series, including directing the holders to return any payments received from the applicable guarantor.

The applicable prospectus supplement relating to any series of guaranteed debt securities will specify other terms of the applicable guarantees.

If the applicable prospectus supplement relating to a series of our senior debt securities provides that those senior debt securities will have the benefit of a guarantee by any or all of our subsidiaries, unless otherwise provided in the applicable prospectus supplement, each such guarantee will be the unsubordinated obligation of the applicable guarantor.

If the applicable prospectus supplement relating to a series of our subordinated debt securities provides that those subordinated debt securities will have the benefit of a guarantee by any or all of our subsidiaries, unless otherwise provided in the applicable prospectus supplement, each such guarantee will be the subordinated obligation of the applicable guarantor.

Governing Law

Unless otherwise described in any prospectus supplement, the indenture and the debt securities (and any guarantees thereof)  will be governed by, and construed in accordance with, the internal laws of the State of New York.

DESCRIPTION OF DEPOSITARY SHARES

This section describes the general terms of the depositary shares we may offer and sell by this prospectus. This prospectus and any accompanying prospectus supplement will contain the material terms and conditions for the depositary shares. The accompanying prospectus supplement may add, update, or change the terms and conditions of the depositary shares as described in this prospectus.

General

We may, at our option, elect to offer depositary shares, each representing a fraction (to be set forth in the prospectus supplement relating to a particular series of preferred stock) of a share of a particular class or series of preferred stock as described below. In the event we elect to do so, depositary receipts evidencing depositary shares will be issued to the public.

The shares of any class or series of preferred stock represented by depositary shares will be deposited under a deposit agreement among us, a depositary selected by us, and the holders of the depositary receipts. The depositary will be a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50,000,000. Subject to the terms of the deposit agreement, each owner of a depositary share will be entitled, in proportion to the applicable fraction of a share of preferred stock represented by such depositary share, to all of the rights and preferences of the shares of preferred stock represented by the depositary share, including dividend, voting, redemption and liquidation rights.

The depositary shares will be evidenced by depositary receipts issued pursuant to the deposit agreement. Depositary receipts will be distributed to those persons purchasing the fractional shares of the related class or series of preferred shares in accordance with the terms of the offering described in the related prospectus supplement.

Pending the preparation of definitive depositary receipts, the depositary may, upon our written order, issue temporary depositary receipts substantially identical to, and entitling the holders thereof to all the rights pertaining to, the definitive depositary receipts but not in definitive form. Definitive depositary receipts will be prepared without unreasonable delay, and temporary depositary receipts will be exchangeable for definitive depositary receipts without charge to the holder.

Dividends and Other Distributions

The depositary will distribute all cash dividends or other cash distributions received for the preferred stock to the entitled record holders of depositary shares in proportion to the number of depositary shares that the holder owns on the relevant record date; provided, however, that if we or the depositary is required by law to withhold an amount on account of taxes, then the amount distributed to the holders of depositary shares shall be reduced accordingly. The depositary will distribute only an amount that can be distributed without attributing to any holder of depositary shares a fraction of one cent. The depositary will add the undistributed balance to and treat it as part of the next sum received by the depositary for distribution to holders of the depositary shares.

If there is a non-cash distribution, the depositary will distribute property received by it to the entitled record holders of depositary shares, in proportion, insofar as possible, to the number of depositary shares owned by the holders, unless the depositary determines, after consultation with us, that it is not feasible to make such distribution. If this occurs, the depositary may, with our approval, sell such property and distribute the net proceeds from such sale to the holders. The deposit agreement also will contain provisions relating to how any subscription or similar rights that we may offer to holders of the preferred stock will be available to the holders of the depositary shares.

Withdrawal of Shares

Upon surrender of the depositary receipts at the corporate trust office of the depositary, unless the related depositary shares have previously been called for redemption, converted or exchanged into our other securities, the holder of the depositary shares evidenced thereby is entitled to delivery of the number of whole shares of the related class or series of preferred stock and any money or other property represented by such depositary shares. Holders of depositary receipts will be entitled to receive whole shares of the related class or series of preferred stock on the basis set forth in the prospectus supplement for such class or series of preferred stock, but holders of such whole shares of preferred stock will not thereafter be entitled to exchange them for depositary shares. If the depositary receipts delivered by the holder evidence a number of depositary shares in excess of the number of depositary shares representing the number of whole shares of preferred stock to be withdrawn, the depositary will deliver to such holder at the same time a new depositary receipt evidencing such excess number of depositary shares. In no event will fractional shares of preferred stock be delivered upon surrender of depositary receipts to the depositary.

Conversion, Exchange and Redemption

If any class or series of preferred stock underlying the depositary shares may be converted or exchanged, each record holder of depositary receipts representing the shares of preferred stock being converted or exchanged will have the right or obligation to convert or exchange the depositary shares represented by the depositary receipts.

Whenever we redeem or convert shares of preferred stock held by the depositary, the depositary will redeem or convert, at the same time, the number of depositary shares representing the preferred stock to be redeemed or converted. The depositary will redeem the depositary shares from the proceeds it receives from the corresponding redemption of the applicable series of preferred stock. The depositary will mail notice of redemption or conversion to the record holders of the depositary shares that are to be redeemed between 30 and 60 days before the date fixed for redemption or conversion. The redemption price per depositary share will be equal to the applicable fraction of the redemption price per share on the applicable class or series of preferred stock. If less than all the depositary shares are to be redeemed, the depositary will select which shares are to be redeemed by lot on a pro rata basis or by any other equitable method as the depositary may decide.

After the redemption or conversion date, the depositary shares called for redemption or conversion will no longer be outstanding. When the depositary shares are no longer outstanding, all rights of the holders will end, except the right to receive money, securities or other property payable upon redemption or conversion of the depositary shares.

Voting the Preferred Stock

When the depositary receives notice of a meeting at which the holders of the particular class or series of preferred stock are entitled to vote, the depositary will mail the particulars of the meeting to the record holders of the depositary shares. Each record holder of depositary shares on the record date may instruct the depositary on how to vote the shares of preferred stock underlying the holder’s depositary shares. The depositary will try, if practical, to vote the number of shares of preferred stock underlying the depositary shares according to the instructions. We will agree to take all reasonable action requested by the depositary to enable it to vote as instructed.

Amendment and Termination of the Deposit Agreement

We and the depositary may agree at any time to amend the deposit agreement and the depositary receipt evidencing the depositary shares. Any amendment that (a) imposes or increases certain fees, taxes or other charges payable by the holders of the depositary shares as described in the deposit agreement or (b) otherwise materially adversely affects any substantial existing rights of holders of depositary shares, will not take effect until such amendment is approved by the holders of at least a majority of the depositary shares then outstanding. Any holder of depositary shares that continues to hold its shares after such amendment has become effective will be deemed to have agreed to the amendment.

We may direct the depositary to terminate the deposit agreement by mailing a notice of termination to holders of depositary shares at least 30 days before termination. The depositary may terminate the deposit agreement if 90 days have elapsed after the depositary delivered written notice of its election to resign and a successor depositary is not appointed. In addition, the deposit agreement will automatically terminate if:

●	the depositary has redeemed all related outstanding depositary shares;

●	all outstanding shares of preferred stock have been converted into or exchanged for common stock; or

●	we have liquidated, terminated or wound up our business and the depositary has distributed the preferred stock of the relevant series to the holders of the related depositary shares.

Reports and Obligations

The depositary will forward to the holders of depositary shares all reports and communications from us that are delivered to the depositary and that we are required by law, the rules of an applicable securities exchange or our amended and restated articles of incorporation to furnish to the holders of the preferred stock. Neither we nor the depositary will be liable if the depositary is prevented or delayed by law or any circumstances beyond its control in performing its obligations under the deposit agreement. The deposit agreement limits our obligations to performance in good faith of the duties stated in the deposit agreement. The depositary assumes no obligation and will not be subject to liability under the deposit agreement except to perform such obligations as are set forth in the deposit agreement without negligence or bad faith. Neither we nor the depositary will be obligated to prosecute or defend any legal proceeding connected with any depositary shares or class or series of preferred stock unless the holders of depositary shares requesting us to do so furnish us with a satisfactory indemnity. In performing our obligations, we and the depositary may rely and act upon the advice of our counsel or accountants, on any information provided to us by a person presenting shares for deposit, any holder of a receipt, or any other document believed by us or the depositary to be genuine and to have been signed or presented by the proper party or parties.

Payment of Fees and Expenses

We will pay all fees, charges and expenses of the depositary, including the initial deposit of the preferred stock and any redemption of the preferred stock. Holders of depositary shares will pay taxes and governmental charges and any other charges as are stated in the deposit agreement for their accounts.

Resignation and Removal of Depositary

At any time, the depositary may resign by delivering notice to us, and we may remove the depositary at any time. Resignations or removals will take effect upon the appointment of a successor depositary and its acceptance of the appointment. The successor depositary must be appointed within 90 days after the delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States and having a combined capital and surplus of at least $50,000,000.

DESCRIPTION OF WARRANTS

This section describes the general terms of the warrants that we may offer and sell by this prospectus. This prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each warrant. The accompanying prospectus supplement may add, update or change the terms and conditions of the warrants as described in this prospectus.

General

We may issue warrants to purchase debt securities or equity securities, including Common Stock, Class A Common Stock or preferred stock. Warrants may be issued independently or together with any securities and may be attached to or separate from those securities. The warrants will be issued under warrant agreements to be entered into between us and a bank or trust company, as warrant agent, all of which will be described in the prospectus supplement relating to the warrants we are offering. The warrant agent will act solely as our agent in connection with the warrants and will not have any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants. A copy of the warrant agreement will be filed with the SEC in connection with the offering of the warrants.

Debt Warrants

We may issue warrants for the purchase of our debt securities. As explained below, each debt warrant will entitle its holder to purchase debt securities at an exercise price set forth in, or to be determinable as set forth in, the related prospectus supplement. Debt warrants may be issued separately or together with debt securities.

The debt warrants are to be issued under debt warrant agreements to be entered into between us, and one or more banks or trust companies, as debt warrant agent, as will be set forth in the prospectus supplement relating to the debt warrants being offered by the prospectus supplement and this prospectus. A copy of the debt warrant agreement, including a form of the debt warrant certificate representing the debt warrants, will be filed with the SEC in connection with the offering of the debt warrants.

The particular terms of each issue of debt warrants, the debt warrant agreement relating to the debt warrants and the debt warrant certificates representing debt warrants will be described in the applicable prospectus supplement, including, as applicable:

●	the title of the debt warrants;

●	the initial offering price;

●	the title, aggregate principal amount and terms of the debt securities purchasable upon exercise of the debt warrants;

●	the currency or currency units in which the offering price, if any, and the exercise price are payable;

●	the title and terms of any related debt securities with which the debt warrants are issued and the number of the debt warrants issued with each debt security;

●	the date, if any, on and after which the debt warrants and the related debt securities will be separately transferable;

●	the principal amount of debt securities purchasable upon exercise of each debt warrant and the price at which that principal amount of debt securities may be purchased upon exercise of each debt warrant;

●	if applicable, the minimum or maximum number of warrants that may be exercised at any one time;

●	the date on which the right to exercise the debt warrants will commence and the date on which the right will expire;

●	if applicable, a discussion of United States federal income tax, accounting or other considerations applicable to the debt warrants;

●	whether the debt warrants represented by the debt warrant certificates will be issued in registered or bearer form, and, if registered, where they may be transferred and registered;

●	anti-dilution provisions of the debt warrants, if any;

●	redemption or call provisions, if any, applicable to the debt warrants; and

●	any additional terms of the debt warrants, including terms, procedures and limitations relating to the exchange and exercise of the debt warrants.

Debt warrant certificates will be exchangeable for new debt warrant certificates of different denominations and, if in registered form, may be presented for registration of transfer, and debt warrants may be exercised at the corporate trust office of the debt warrant agent or any other office indicated in the related prospectus supplement. Before the exercise of debt warrants, holders of debt warrants will not be entitled to payments of principal, of premium, if any, or interest, if any, on the debt securities purchasable upon exercise of the debt warrants, or to enforce any of the covenants in the indenture.

Equity Warrants

We may issue warrants for the purchase of our equity securities, such as our Common Stock, Class A Common Stock or preferred stock. As explained below, each equity warrant will entitle its holder to purchase equity securities at an exercise price set forth in, or to be determinable as set forth in, the related prospectus supplement. Equity warrants may be issued separately or together with equity securities.

The equity warrants are to be issued under equity warrant agreements to be entered into between us and one or more banks or trust companies, as equity warrant agent, as will be set forth in the prospectus supplement relating to the equity warrants being offered by the prospectus supplement and this prospectus. A copy of the equity warrant agreement, including a form of the equity warrant certificate representing the equity warranty, will be filed with the SEC in connection with the offering of the equity warrants.

The particular terms of each issue of equity warrants, the equity warrant agreement relating to the equity warrants and the equity warrant certificates representing equity warrants will be described in the applicable prospectus supplement, including, as applicable:

●	the title of the equity warrants;

●	the initial offering price;

●	the aggregate number of equity warrants and the aggregate number of shares of the equity security purchasable upon exercise of the equity warrants;

●	the currency or currency units in which the offering price, if any, and the exercise price are payable;

●	if applicable, the designation and terms of the equity securities with which the equity warrants are issued, and the number of equity warrants issued with each equity security;

●	the date, if any, on and after which the equity warrants and the related equity security will be separately transferable;

●	if applicable, the minimum or maximum number of the equity warrants that may be exercised at any one time;

●	the date on which the right to exercise the equity warrants will commence and the date on which the right will expire;

●	if applicable, a discussion of United States federal income tax, accounting or other considerations applicable to the equity warrants;

●	anti-dilution provisions of the equity warrants, if any;

●	redemption or call provisions, if any, applicable to the equity warrants; and

●	any additional terms of the equity warrants, including terms, procedures and limitations relating to the exchange and exercise of the equity warrants.

Holders of equity warrants will not be entitled, solely by virtue of being holders, to vote, to consent, to receive dividends, to receive notice as shareholders with respect to any meeting of shareholders for the election of directors or any other matter, or to exercise any rights whatsoever as a holder of the equity securities purchasable upon exercise of equity warrants.

DESCRIPTION OF UNITS

We may issue units comprised of one or more debt securities, guarantees of debt securities, common stock, shares of preferred stock, and warrants in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately, at any time or at any time before a specified date.

The prospectus supplement may describe:

●	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

●	any provisions of the governing unit agreement that differ from those described below; and

●	any provisions for the issuance, payment, settlement, transfer or exchange of the units or of the securities comprising the units. We may issue units in such amounts and in as many distinct series as we wish. This section summarizes terms of the units that apply generally to all series.

Unit Agreements

We will issue the units under one or more unit agreements to be entered into between us and a bank or other financial institution, as unit agent. We may add, replace or terminate unit agents from time to time. We will identify the unit agreement under which each series of units will be issued and the unit agent under that agreement in the prospectus supplement.

The following provisions will generally apply to all unit agreements unless otherwise stated in the prospectus supplement.

Enforcement of Rights

The unit agent under a unit agreement will act solely as our agent in connection with the units issued under that agreement. The unit agent will not assume any obligation or relationship of agency or trust for or with any holders of those units or of the securities comprising those units. The unit agent will not be obligated to take any action on behalf of those holders to enforce or protect their rights under the units or the included securities.

Except as indicated in the next paragraph, a holder of a unit may, without the consent of the unit agent or any other holder, enforce its rights as holder under any security included in the unit, in accordance with the terms of that security and the indenture, warrant agreement or other instrument under which that security is issued.

Notwithstanding the foregoing, a unit agreement may limit or otherwise affect the ability of a holder of units issued under that agreement to enforce its rights, including any right to bring a legal action, with respect to those units or any securities, other than debt securities that are included in those units. Limitations of this kind will be described in the prospectus supplement.

Modification Without Consent of Holders

Unless provided otherwise in an applicable prospectus supplement, we and the applicable unit agent may amend any unit or unit agreement without the consent of any holder:

●	to cure any ambiguity;

●	to correct or supplement any defective or inconsistent provision; or,

●	to make any other change that we believe is necessary or desirable and will not adversely affect the interests of the affected holders in any material respect.

We do not need any approval to make changes that affect only units to be issued after the changes take effect. We may also make changes that do not adversely affect a particular unit in any material respect, even if they adversely affect other units in a material respect. In those cases, we do not need to obtain the approval of the holder of the unaffected unit; we need only obtain any required approvals from the holders of the affected units.

Modification With Consent of Holders

Unless provided otherwise in an applicable prospectus supplement, we may not amend any particular unit or a unit agreement with respect to any particular unit unless we obtain the consent of the holder of that unit, if the amendment would:

●	impair any right of the holder to exercise or enforce any right under a security included in the unit if the terms of that security require the consent of the holder to any changes that would impair the exercise or enforcement of that right, or

●	reduce the percentage of outstanding units or any series or class the consent of whose holders is required to amend that series or class, or the applicable unit agreement with respect to that series or class, as described below.

Unless provided otherwise in an applicable prospectus supplement, any other change to a particular unit agreement and the units issued under that agreement would require the following approval:

●	If the change affects only the units of a particular series issued under that agreement, the change must be approved by the holders of a majority of the outstanding units of that series, or

●	If the change affects the units of more than one series issued under that agreement, it must be approved by the holders of a majority of all outstanding units of all series affected by the change, with the units of all the affected series voting together as one class for this purpose.

These provisions regarding changes with majority approval also apply to changes affecting any securities issued under a unit agreement, as the governing document.

In each case, the required approval must be given by written consent.

Unit Agreements Will Not Be Qualified Under The Trust Indenture Act

No unit agreement will be qualified as an indenture, and no unit agent will be required to qualify as a trustee, under the Trust Indenture Act. Therefore, holders of units issued under unit agreements will not have the protections of the Trust Indenture Act with respect to their units.

Title

We and the unit agents and any of our respective agents may treat the registered holder of any unit certificate as an absolute owner of the units evidenced by that certificate for any purpose and as the person entitled to exercise the rights attaching to the units so requested, despite any notice to the contrary.

PLAN OF DISTRIBUTION

We and the selling shareholders may sell the securities described in this prospectus from time to time in one or more transactions:

●	to purchasers directly;

●	to underwriters for public offering and sale by them;

●	through agents;

●	through dealers; or

●	through a combination of any of the foregoing methods of sale.

We and the selling shareholders may distribute the securities from time to time in one or more transactions at:

●	a fixed price or prices, which may be changed;

●	market prices prevailing at the time of sale;

●	prices related to such prevailing market prices; or

●	negotiated prices.

Direct Sales

We and the selling shareholders may sell the securities directly to institutional investors or others. A prospectus supplement will describe the terms of any sale of securities we are offering hereunder.

To Underwriters

The applicable prospectus supplement will name any underwriter involved in a sale of securities. Underwriters may offer and sell securities at a fixed price or prices, which may be changed, or from time to time at market prices or at negotiated prices. Underwriters may be deemed to have received compensation from us from sales of securities in the form of underwriting discounts or commissions and may also receive commissions from purchasers of securities for whom they may act as agent.

Underwriters may sell securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions (which may be changed from time to time) from the purchasers for whom they may act as agent.

Unless otherwise provided in a prospectus supplement, the obligations of any underwriters to purchase securities or any series of securities will be subject to certain conditions precedent, and the underwriters will be obligated to purchase all such securities if any are purchased.

Through Agents and Dealers

We and the selling shareholders will name any agent involved in a sale of securities, as well as any commissions payable by us to such agent, in a prospectus supplement. Unless we indicate differently in the prospectus supplement, any such agent will be acting on a reasonable efforts basis for the period of its appointment.

If a dealer is utilized in the sale of the securities being offered pursuant to this prospectus, the securities will be sold to the dealer, as principal. The dealer may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale.

Delayed Delivery Contracts

If we so specify in the applicable prospectus supplement, underwriters, dealers and agents will be authorized to solicit offers by certain institutions to purchase securities pursuant to contracts providing for payment and delivery on future dates. Such contracts will be subject to only those conditions set forth in the applicable prospectus supplement.

The underwriters, dealers and agents will not be responsible for the validity or performance of the contracts. We will set forth in the prospectus supplement relating to the contracts the price to be paid for the securities, the commissions payable for solicitation of the contracts and the date in the future for delivery of the securities.

GENERAL INFORMATION

Underwriters, dealers and agents participating in a sale of the securities may be deemed to be underwriters as defined in the Securities Act, and any discounts and commissions received by them and any profit realized by them on resale of the securities may be deemed to be underwriting discounts and commissions, under the Securities Act. We and the selling shareholders may have agreements with underwriters, dealers and agents to indemnify them against certain civil liabilities, including liabilities under the Securities Act, and to reimburse them for certain expenses.

Underwriters or agents and their associates may be customers of, engage in transactions with or perform services for us or our affiliates in the ordinary course of business.

Unless we indicate differently in a prospectus supplement, we will not list the securities on any securities exchange, other than shares of our Common Stock and Class A Common Stock. The securities, except for our Common Stock and Class A Common Stock, will be a new issue of securities with no established trading market. Any underwriters that purchase securities for public offering and sale may make a market in such securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We make no assurance as to the liquidity of or the trading markets for any securities.

The filing of the registration statement in which this prospectus is included does not preclude us from issuing securities in a transaction that is exempt from the registration provisions of the securities laws.

LEGAL MATTERS

Certain legal matters relating to the offering will be passed upon for us and the selling shareholders by Akerman LLP, Miami, Florida. Certain legal matters in connection with New Hampshire law will be passed upon for us by Devine, Millimet, & Branch, Professional Association, Manchester, New Hampshire. Certain legal matters in connection with Arizona law and Minnesota law will be passed upon for us by Ballard  Sphar LLP, Phoenix Arizona. Certain legal matters in connection with Iowa law will be passed upon for us by Hartzog Conger Cason LLP, Oklahoma City, Oklahoma. Certain legal matters in connection with Oregon law will be passed upon for us by Stoel Rives LLP, Portland, Oregon.

EXPERTS

The consolidated financial statements of HEICO Corporation and subsidiaries incorporated by reference in this prospectus, and the effectiveness of HEICO Corporation and subsidiaries’ internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, Such financial statements are incorporated by reliance upon the reports of such firm given their authority as experts in accounting and auditing.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, proxy statements and other information with the SEC. Our SEC filings will also be available to you on the SEC’s website at http://www.sec.gov. We have filed with the SEC a Registration Statement on Form S-3 under the Securities Act to register with the SEC the securities described herein to be offered by us or the selling shareholders. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement. For further information with respect to us and our securities, we refer you to the registration statement and the exhibits that were filed with the registration statement. Anyone may obtain the registration statement and its exhibits and schedules from the SEC as described above.

Our website is www.heico.com. We make available free of charge through our website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained on, connected to or that can be accessed via our website is not part of this prospectus.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to provide information about our business and other important information to you by “incorporating by reference” the information we file with the SEC, which means that we can disclose the information to you by referring in this prospectus to the documents we file with the SEC. Under the SEC’s regulations, any statement contained in a document incorporated by reference in this prospectus is automatically updated and superseded by any information contained in this prospectus, or in any subsequently filed document of the types described below.

We incorporate into this prospectus by reference the following documents filed by us with the SEC, each of which should be considered an important part of this prospectus:

●	The Annual Report on Form 10-K for the fiscal year ended October 31, 2022, filed with the SEC on December 21, 2022, including portions of the Company’s proxy statement on Schedule 14A, filed with the SEC on February 3, 2023, to the extent incorporated by reference into such Annual Report on Form 10-K;

●	Our Quarterly Report on Form 10-Q for the quarter ended January 31, 2023, filed with the SEC on March 1, 2023;

●	Our Quarterly Report on Form 10-Q for the quarter ended April 30, 2023, filed with the SEC on May 24, 2023;

●	The Current Reports on Form 8-K filed with the SEC on December 21, 2022, March 20, 2023, April 12, 2023, May 15, 2023, May 18, 2023 and July 17, 2023;

●	The description of our Common Stock contained in our Registration Statement on Form 8-A, filed with the SEC on April 28, 1993, as amended January 27, 1999, and as further amended by the description of our Common Stock set forth in Exhibit 4.1 to our Annual Report on Form 10-K for the year ended October 31, 2019, including any further amendments thereto or reports filed for the purposes of updating this description; and

●	The description of our Class A Common Stock contained in our Registration Statement on Form 8-A, filed with the SEC on April 8, 1998, as amended January 27, 1999, and as further amended by the description of our Class A Common Stock set forth in Exhibit 4.1 to our Annual Report on Form 10-K for the year ended October 31, 2019, including any further amendments thereto or reports filed for the purposes of updating this description.

In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this registration statement and to be a part hereof from the date of filing of such documents. Any statement in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

We will provide to you, upon request, a copy of each of our filings at no cost. Please make your request by writing or telephoning us at the following address or telephone number:

HEICO Corporation
3000 Taft Street
Hollywood, Florida 33021
Tel: (954) 987-4000

You should rely only on the information incorporated by reference or provided in this prospectus or any supplement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus or any supplement is accurate as of any date other than the date on the front of those documents.

HEICO Corporation

Common Stock
Class A Common Stock
Preferred Stock
Debt Securities

Guarantees of Debt Securities
Depositary Shares
Warrants
Units

PROSPECTUS

July  17, 2023

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

The following table sets forth all expenses in connection with the issuance and distribution of the securities being registered. All amounts shown are estimates, except for the SEC registration fee:

SEC registration fee	$	*
Legal fees and expenses	$	**
Accounting fees and expenses	$	**
Printing, engraving and mailing expenses	$	**
Miscellaneous	$	**
Total	$	**

*	The Registrant is deferring payment of the registration fee in reliance of Rule 456(b) and Rule 457(r) under the Securities Act.

**	These fees and expenses depend on the securities offered and the number of issuances, and accordingly cannot be estimated at this time.

Item 15. Indemnification of Directors and Officers.

Arizona Corporations

Section 10-851(A) of the Arizona Revised Statutes (“ARS”) permits a corporation to indemnify a current or former director (which term includes an individual who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity) made a party to a proceeding against liability incurred in the proceeding if the director’s conduct was in good faith, the director reasonably believed, in the case of conduct in an official capacity with the corporation, that the conduct was in the corporation’s best interest, and in all other cases, that the conduct was at least not opposed to the corporation’s best interest, and in the case of any criminal proceedings, the director had no reasonable cause to believe the conduct was unlawful. With respect to proceedings by or in the right of the corporation, indemnification is limited to reasonable expenses incurred in connection with the proceeding. Under ARS Section 10-855, the determination of whether a director has met the standard of conduct set forth in Section 10-851 must be made by either (a) a majority of the corporation’s directors not at the time parties to the proceeding, (b) special legal counsel selected by either (i) a majority vote of the disinterested directors or, (ii) if there are no disinterested directors, a majority vote of the corporation’s board, or (c) the shareholders (excluding shares owned or voted by directors who are at the time parties to the proceeding). ARS Section 10-851(A)(2) permits a corporation to indemnify a current or former director made a party to a proceeding for conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation’s articles of incorporation pursuant to ARS Section 10-202(B)(2). Unless limited by a corporation’s articles of incorporation, ARS Section 10-852 requires a corporation to indemnify (i) a director who was the prevailing party (on the merits or otherwise) in the defense of any proceeding to which the director was a party because the director is or was a director of the corporation, against reasonable expenses incurred in connection with the proceeding, and (ii) an outside director against liability, unless a court of competent jurisdiction has determined before payment that the outside director failed to meet the standards described in ARS Section 10-851(A) and does not otherwise determine that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

Notwithstanding the foregoing, ARS Section 10-851(D) provides that a corporation may not indemnify a director (regardless of whether the director is an outside director) in connection with a proceeding in which the director was adjudged liable on the basis that the director improperly received a financial benefit, or a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; provided, however, that a court of competent jurisdiction may determine that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, in which case indemnification under ARS Section 10-851(A) shall be limited to reasonable expenses incurred by the director in connection with the proceeding.

ARS Section 10-856 provides that a corporation may indemnify officers to the same extent as directors and, in the case of officers who are not also directors (or officers who are also directors but who are made a party to a proceeding based on an act or omission solely made as an officer), to the further extent as may be provided in the articles of incorporation, bylaws, a resolution of the board of directors, or contract, subject to certain exceptions and limitations. Further, ARS Section 10-856 provides that officers who are not directors are entitled to mandatory indemnification under ARS Section 10-852 described above to the same extent as directors. ARS Section 10-857 provides that a corporation may purchase and maintain insurance, including retrospectively rated and self-insured programs, on behalf of an individual who is or was a director or officer of the corporation or who, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director or officer, whether or not the corporation would have power to indemnify or advance expenses to the individual against the same liability under Arizona law.

Articles of Incorporation.

The articles of incorporation of Apex Microtechnology Inc. provide that, to the fullest extent permitted by Arizona law, no director of the corporation shall be liable to the corporation or its shareholders for monetary damages of any action taken or any failure to take any action as a director. Further, these articles of incorporation provide that, to the fullest extent permitted by Arizona law, it shall indemnify and advance expenses to any person who incurs expenses or liabilities by reason of the fact he or she is or was an officer or director of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other entity, and such indemnification and advancement of expenses shall be mandatory in all circumstances in which the same are permitted by law.

Bylaws.

The bylaws of Apex Microtechnology Inc. provides that, to the fullest extent permitted by Arizona law, the corporation shall indemnify and advance expenses to any person who incurs expenses or liabilities by reason of the fact that: (a) he or she is or was serving as an officer or director of the corporation; or (b) while serving as an officer or director of the corporation, such person is or was, at the request of the corporation, serving as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity. Further, the bylaws provide that the foregoing indemnification and advancement of expenses shall be mandatory in all circumstances in which the same are permitted by law.

Arizona Limited Liability Companies

Section 29-610(A)(13) of the ARS provides that an Arizona limited liability company may “[i]ndemnify a member, manager, employee, officer or agent or any other person,” unless the articles of organization deny, limit or otherwise reduce in any lawful manner such power. See A.R.S. 29-610(B). A.R.S. Section 29-682 provides that the members of the limited liability company may adopt an operating agreement “containing provisions they deem appropriate” and “that that are not contrary to the law” and that “relates to the business of the limited liability company, the conduct of its affairs, its rights, duties or powers and the rights duties or powers of its members, managers, officer, employees or agents.” The Arizona limited liability company statutes do not itemize, describe or limit the scope or extent of any such indemnification, except that A.R.S. Section 29-610(B) states that the articles of organization may deny, limit or otherwise reduce in any lawful manner such power. If the articles do not deny, limit or reduce such power, one must look to the language of the operating agreement itself to determine such issues. A.R.S. Section 29-610(A)(6) also provides, subject to A.R.S. Section 29-610(B), that the limited liability company may make “contracts, including contracts of guaranty, suretyship and indemnification.” Nothing in the statutes itemizes, describes or limits the contract provisions of an indemnification. If the articles do not deny, limit or reduce such power, the language of the contract itself determines such issues.

Operating Agreements.

The operating agreement of Robertson Fuel Systems, L.L.C. provides that the company shall indemnify and hold harmless the managers, the member, any additional member, or any other officer or employee of the company from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses which may be asserted against or sustained or incurred by a manager, the member, any additional member, or any other officer or employee of the company by reason of any act performed or omitted to be performed by such person in connection with the company’s business or the operating agreement, including reasonable attorneys’ fees incurred by such person in connection with the defense of any claim or action based on any such act or omission, except to the extent such indemnification is prohibited by law; provided, however, that the managers, the member, any additional member, or any other officer or employee of the company shall not be entitled to any indemnification in respect of any loss, damage or claim incurred by reason of such party’s gross negligence or willful misconduct.

California Corporations

Section 317 of the California Corporations Code (the “CCC”) provides that a corporation may indemnify directors and officers as well as other employees and agents of the corporation who were or are parties or are threatened to be made parties to any proceeding (except actions by or in the right of the corporation to procure a judgment in its favor) by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. With respect to actions by or in the right of the corporation, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged liable to the corporation, unless and only to the extent that the court in which the action is or was pending determines upon application that in view of all circumstances the person is fairly and reasonably entitled to indemnity for expenses. Section 317 of the CCC provides that it is not exclusive of other indemnification that may be granted by a corporation’s charter, bylaws, disinterested director vote, shareholders vote, agreement or otherwise, and it permits a corporation to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in that capacity or arising out of the agent’s status as such whether or not the corporation would have the power to indemnify the agent against that liability.

Articles of Incorporation.

The articles of incorporation of Lucix Corp., Flight Microwave Corp., and TTT-Cubed, Inc. provide that the liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. Further, the articles of incorporation provide that such corporation may indemnify its agents in excess of indemnification expressly permitted by Section 317 of the CCC, subject only to applicable limits set forth in Section 204 of the CCC with respect to actions for breach of duty to such corporation and its shareholders.

Bylaws.

The bylaws of Santa Barbara Infrared, Inc. provide the corporation shall have the power and authority to indemnify any director, officer, committee member or other representative, employee or agent of the corporation in the manner and to the extent provided in Section 317 of the California General Corporation Law. Additionally, the corporation shall have the power to purchase and maintain insurance on behalf of any of its directors, officers, employees or agents insuring against liability asserted against or incurred by any such person in such capacity, whether or not the corporation would be empowered to indemnify such person.

The bylaws of AeroAntenna Technology, Inc., Lucix Corp., Thermal Energy Products, Inc. and Thermal Structures, Inc. provide the corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the corporation, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. Additionally, no indemnification shall be made: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation in the performance of such person’s duty to the corporation, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; (c) of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval. ]. Additionally, the corporation shall have the power to purchase and maintain insurance on behalf of any of its directors, officers, employees or agents insuring against liability asserted against or incurred by any such person in such capacity, whether or not the corporation would be empowered to indemnify such person.

The bylaws of each of Paciwave, Inc., Flight Microwave Corp., TTT-Cubed, Inc. and Ramona Research Corp. provide that it shall, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions, indemnify each person (including the heirs, executors, administrators and estate of the person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and any appeal therefrom, against all liability (which includes all judgments, settlements, penalties and fines) and costs, charges and expenses (including attorneys’ fees) asserted against him or incurred by him by reason of the fact that the person is or was a director or officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan). The corporation shall indemnify a person entitled to such indemnification described above in connection with a proceeding initiated by an indemnified person only if authorization for such proceeding was not denied by the board of directors of the corporation within 60 days after receipt of notice thereof from the indemnified person. Further, the bylaws provide that costs, charges and expenses (including reasonable attorneys’ fees) incurred by such indemnified person shall be paid by the corporation to the fullest extent permitted by law in advance of the final disposition of the proceeding, upon receipt of an undertaking reasonably satisfactory to the board of directors by or on behalf of the indemnified person to repay all amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified by the corporation as authorized by such bylaws.

California Limited Liability Companies

Section 17704.08 of the California Revised Uniform Limited Liability Company Act permits a California limited liability company to provide for indemnification of any such person, except that such indemnification cannot extend to any breach of the duty of loyalty, an improper financial benefit, liability for excess distributions, intentional infliction of harm on the limited liability company or a member, or an intentional violation of criminal law.

Operating Agreements.

The operating agreements of 8929 Fullbright Property, LLC and Carbon Design LLC, provide that the company shall indemnify and hold harmless the manager, the member, any additional member, or any other officer or employee of the company from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses which may be asserted against or sustained or incurred by a manager, the member, any additional member, or any other officer or employee of the company by reason of any act performed or omitted to be performed by such person in connection with the company’s business or the operating agreement, including reasonable attorneys’ fees incurred by such person in connection with the defense of any claim or action based on any such act or omission, except to the extent such indemnification is prohibited by law; provided, however, that the managers, the member, any additional member, or any other officer or employee of the company shall not be entitled to any indemnification in respect of any loss, damage or claim incurred by reason of such party’s gross negligence or willful misconduct.

Colorado Corporations

Section 7-109-102 of the Colorado Business Corporation Act (“Colorado BCA”) provides that a corporation may indemnify an individual who was, is, or is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (a “proceeding”), because that individual is or was a director or is an individual who, while a director, is or was serving at the corporation’s request as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or employee benefit plan (a “director”), against liability (including reasonable expenses incurred in connection with such proceeding) if (a) the individual’s conduct was in good faith, (b)(i) in the case of conduct in such individual’s official capacity, the individual reasonably believed such conduct was in the best interests of the corporation and (ii) in all other cases, the individual reasonably believed that such conduct was not opposed to the best interests of the corporation, and (c) in the case of any criminal proceeding, the individual had no reasonable cause to believe that the individual’s conduct was unlawful. Section 7-109-107 of the Colorado BCA provides that a corporation may indemnify an officer to the same extent as a director and, in the case of an officer who is not also a director, to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract. An officer who is also a director is entitled to be indemnified to such further extent as may be provided for by its articles of incorporation, bylaws, general or specific action of its board of directors or shareholders, or contract if the basis on which such officer is made a party to the proceeding is an act or omission solely as an officer.

Section 7-109-107 and, unless limited by a corporation’s articles of incorporation, Section 7-109-103 of the Colorado BCA require that a corporation indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because such person is or was a director or officer of the corporation against reasonable expenses incurred in connection with such proceeding.

Under Section 7-109-102 of the Colorado BCA, indemnification may not be made in connection with a proceeding by or in the right of the corporation in which a director was adjudged liable to the corporation (except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the standard of conduct that permits the corporation to indemnify the director), or in connection with any other proceeding charging that a director derived an improper personal benefit and in which the director was adjudged liable on that basis. Notwithstanding the foregoing, unless otherwise provided in the corporation’s articles of incorporation, Section 7-109-105 of the Colorado BCA permits a court to authorize indemnification in either of the foregoing scenarios if the court determines that (i) the corporation is required to indemnify or advance expenses to such director under the Colorado BCA, the corporation’s articles of incorporation, its bylaws or in a resolution adopted or a contract approved by the board of directors or shareholders; or (ii) if the court determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, in which case indemnification is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Under Section 7-109-108 of the Colorado BCA, a corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, agent, associate, employee, fiduciary, manager, member, partner, promoter, or trustee of, or in any other capacity with, another person or an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under the Colorado BCA.

Bylaws.

The bylaws of Quell Corp. provide that the corporation has the power to indemnify any person who is or was a director, officer, employee, or other agent of the corporation or of its predecessor, or is or was serving as such of another corporation, partnership, joint venture, trust or other enterprise at the request of the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.

Colorado Limited Liability Companies

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in Section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

Operating Agreements.

The operating agreement of Rocky Mountain Hydrostatics, LLC, provides that each member or employee, agent, shareholder, partner, member or manager of a member and their respective officers, directors, agents and employees and each member of the board shall be entitled to indemnification by the company to the full extent permitted by Title 7 Article 109 of the Colorado Revised Statutes

Connecticut Corporations

Section 33-771 of the Connecticut Business Corporation Act (the “Connecticut BCA”) generally provides that a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if: (1) (A) he conducted himself in good faith; (B) he reasonably believed (i) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation; and (ii) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and (C) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or (2) he engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the certificate of incorporation.

The Connecticut BCA also provides that, unless ordered by a court under Section 33-774 of the Connecticut BCA, a corporation may not indemnify a director under Section 33-771: (1) in connection with a proceeding by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct set forth above; or (2) in connection with any proceeding with respect to conduct for which he was adjudged liable on the basis that he received a financial benefit to which he was not entitled, whether or not involving action in his official capacity.

A corporation may not indemnify a director under Section 33-771 unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible because he has met the relevant standard of conduct set forth in said Section. The determination shall be made: (1) if there are two or more disinterested directors, by the board of directors by a majority vote of all the disinterested directors, a majority of whom shall for such purpose constitute a quorum, or by a majority of the members of a committee of two or more disinterested directors appointed by such a vote; (2) by special legal counsel (A) selected in the manner prescribed in clause (1) of this sentence, or (B) if there are fewer than two disinterested directors, selected by the board of directors, in which selection directors who do not qualify as disinterested directors may participate; or (3) by the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.

In addition, under the Connecticut BCA a director who is a party to a proceeding because he is a director may apply for indemnification or an advance for expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice it considers necessary, the court shall: (1) order indemnification if it determines that the director is entitled to mandatory indemnification under Section 33-772 of the Connecticut BCA; (2) order indemnification or advance for expenses if the court determines that the director is entitled to indemnification or advance for expenses pursuant to a provision authorized by Section 33 778(a) of the Connecticut BCA; or (3) order indemnification or advance for expenses if the court determines, in view of all the relevant circumstances, that it is fair and reasonable (A) to indemnify the director or (B) to advance expenses to the director, even if he has not met the relevant standard of conduct set forth in Section 33-771(a) of the Connecticut BCA, failed to comply with Section 33-773 of the Connecticut BCA or was adjudged liable in a proceeding referred to in Section 33-771(d)(1) or (2) of the Connecticut BCA, provided if he was adjudged so liable his indemnification shall be limited to reasonable expenses incurred in connection with the proceeding.

Section 33-776 of the Connecticut BCA provides that (a) a corporation may indemnify and advance expenses under Sections 33-770 to 33-779 of the Connecticut BCA, inclusive, to an officer, employee or agent of the corporation who is a party to a proceeding because he is an officer, employee or agent of the corporation (1) to the same extent as a director, and (2) if he is an officer, employee or agent but not a director, to such further extent, consistent with public policy, as may be provided by contract, the certificate of incorporation, the bylaws or a resolution of the board of directors. A corporation may delegate to its general counsel or other specified officer or officers the ability under Section 33-376(a) of the Connecticut BCA to determine that indemnification or advance for expenses to such officer, employee or agent is permissible and the ability to authorize payment of such indemnification or advance for expenses. By their terms, the provisions of Section 33-376 that are described in this paragraph do not in any way limit either the ability or the obligation of a corporation to indemnify and advance expenses under other applicable law to any officer, employee or agent who is not a director.

Connecticut Limited Liability Companies

Section 34-255g of the Connecticut Uniform Limited Liability Company Act (the “CULLCA”) provides that a limited liability company: (1) may indemnify and hold harmless a person with respect to any claim or demand against the person and any debt, obligation or other liability incurred by the person by reason of the person’s former or present capacity as a member, manager or officer if the claim, demand, debt, obligation or other liability does not arise from the person’s breach of Section 34-255d of the CULLCA, Section 34-255f of the CULLCA or Section 34-255h of the CULLCA; and (2) shall indemnify and hold harmless a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding with respect to any claim or demand against the person by reason of the person’s former or present capacity as a member, manager or officer of the company from and against reasonable expenses, including attorney’s fees and costs incurred by the person in connection with such claim or demand.

Operating Agreements.

The operating agreements of 60 Sequin LLC and Astro Property, LLC provide that the company shall indemnify and hold harmless the managers, the member, any additional member, or any other officer or employee of the company from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses which may be asserted against or sustained or incurred by a manager, the member, any additional member, or any other officer or employee of the company by reason of any act performed or omitted to be performed by such person in connection with the company’s business or the operating agreement, including reasonable attorneys’ fees incurred by such person in connection with the defense of any claim or action based on any such act or omission, except to the extent such indemnification is prohibited by law; provided, however, that the managers, the member, any additional member, or any other officer or employee of the company shall not be entitled to any indemnification in respect of any loss, damage or claim incurred by reason of such party’s gross negligence or willful misconduct.

Delaware Corporations

Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”), provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director or officer of the corporation. Such indemnity may be against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation.

Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation against any liability asserted against the person in any such capacity, or arising out of the person’s status as such, whether or not the corporation would have the power to indemnify the person against such liability under the provisions of the law. The corporation would have the power to indemnify the person against such liability under the provisions of the law.

Articles of Incorporation.

The articles of incorporation of Jetseal, Inc., Reinhold Industries Inc. and HVT Group, Inc. provide that directors of the corporation shall not be liable to either the corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves : (i) a director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) pursuant to Section 174 of the DGCL; or (iv) a transaction from which the director derived an improper personal benefit.

The articles of incorporation of Apex Holding Corp. provide that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is prohibited under the DGCL as in effect when such liability is determined.

The articles of incorporation of Reinhold Industries Inc. and Apex Holding Corp. also provide that each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent permitted by the DGCL, against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. Provided, however, that the corporation shall not indemnify any such person seeking indemnification in connection with a proceeding initiated by such person unless the initiation of such proceeding was authorized by the board of directors of the corporation. Additionally, the articles of incorporation of Reinhold Industries Inc. and Apex Holding Corp. provide that the corporation may, by action of its board of directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

The articles of incorporation of 3D Plus U.S.A., Inc. provide that the personal liability of the directors of the corporation is eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the DGCL. Further, such articles of incorporation provide that the corporation shall, to the fullest extent permitted by the provisions of Section 145 of the DGCL, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of heirs, executors and administrators of such a person.

Bylaws.

The bylaws of 3D Plus U.S.A., Inc. provide that, to the extent permitted by Delaware law, the corporation shall indemnify a person against all losses, liabilities, judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the person in connection with a proceeding in which such person was, is, or is threatened to be, made a named defendant or respondent because the person is or was a director or officer of the corporation if it is determined in accordance with applicable law that such director or officer: (a) conducted himself in good faith; (b) reasonably believed: (i) in the case of conduct in his official capacity as a director or officer of the corporation that his conduct was in the corporation’s best interests; (ii) in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful; provided, however, if the person is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) is limited to reasonable expenses actually incurred by the person in connection with the proceeding and (ii) shall not be made at all in respect of any proceeding in which the person shall have been found liable for willful or intentional misconduct in the performance of his duty to the corporation. Additionally. the corporation may purchase and maintain insurance or other arrangement on behalf of any person who is or was a director or officer of the corporation against any liability asserted against him and incurred by him in such capacity or arising out of his or her status as such director or officer, whether or not the corporation would have the power to indemnify him against that liability.

The bylaws of Bay Equipment Corp., Reinhold Holdings, Inc., Reinhold Industries, Inc. and Switchcraft Holdco, Inc. provide that the corporation shall indemnify to the fullest extent permitted by applicable law, now or hereafter in effect, any director or executive officer of the corporation, and may, upon the act of the Board of Directors, indemnify to the fullest extent permitted by applicable law, now or hereafter in effect, any officer or other person whom it shall have the power to indemnify, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was acting in his official capacity as a director, officer, employee or agent of the corporation, as the case may be, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees and expenses and court costs) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The bylaws of Apex Holding Corp. provide that, to the fullest extent permitted by Delaware law, the corporation shall indemnify and advance expenses to any person who incurs expenses or liabilities by reason of the fact that: (a) he or she is or was serving as an officer or director of the corporation; or (b) while serving as an officer or director of the corporation, such person is or was, at the request of the corporation, serving as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity. Further, the bylaws provide that the foregoing indemnification and advancement of expenses shall be mandatory in all circumstances in which the same are permitted by law.

The bylaws of HVT Group, Inc. provide that, each person who at any time is or shall have been a director, officer, employee or agent of the corporation, or is or shall have been serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the corporation in accordance with and to the full extent permitted by the DGCL, and such right of indemnification shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled. Further, the bylaws provide that if the corporation pays indemnity or makes an advance of expenses to a director, officer, employee or agent, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholders meeting.

Delaware Limited Liability Companies

Section 18-108 of the Delaware Limited Liability Company Act provides that “[s]ubject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.”

Operating Agreements.

The operating agreement of Intelligent Devices, LLC provides that the company shall indemnify and hold harmless the managers, the member, any additional member, or any other officer or employee of the company from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses which may be asserted against or sustained or incurred by a manager, the member, any additional member, or any other officer or employee of the company by reason of any act performed or omitted to be performed by such person in connection with the company’s business or the operating agreement, including reasonable attorneys’ fees incurred by such person in connection with the defense of any claim or action based on any such act or omission, except to the extent such indemnification is prohibited by law; provided, however, that the managers, the member, any additional member, or any other officer or employee of the company shall not be entitled to any indemnification in respect of any loss, damage or claim incurred by reason of such party’s gross negligence or willful misconduct.

The operating agreement of Pioneer Industries, LLC provides that each member or employee, agent, shareholder, partner, member or manager of a member and their respective officers, directors, agents and employees and each manager (“Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (“Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that the Indemnified Person is or was a member or serving as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity that is or was a member or a manager shall be indemnified by the company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys’ fees) actually incurred by such Indemnified Person in connection with such Proceeding if such Indemnified Person acted in good faith and in a manner he, she, or it reasonably believed to be in, or not opposed to, the best interest of the company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her or its conduct was unlawful, provided, however, that in no event shall the company be liable for indemnification for any loss, liability, cost or expense to the extent such loss, liability, cost or expense arises out of or is in connection with any acts expressly prohibited by the Delaware Limited Liability Company Act or is the result of gross negligence, fraud or intentional misconduct by such Person. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he, she or it reasonably believed to be in or not opposed to the best interests of the company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that his, her or its conduct was unlawful.

The operating agreement of Sierra Microwave Technology, LLC provides that the company shall indemnify and hold harmless the members, the board and the officers of the company, (each of the foregoing persons referred to as a “Covered Person”) to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities (“Losses”), by the Covered Person in connection with any claim, action, suit or proceeding (collectively, “Claims”) in which such Covered Person becomes involved as a party or otherwise, or with which such Covered Person shall be threatened, by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the company in connection with the conduct of its business except that no Covered Person shall be entitled to be indemnified in respect of any Loss, or damage or Claim incurred by such Covered Person by reason of such Covered Person’s gross negligence, willful misconduct or breach of fiduciary duty. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any Claims covered hereby shall be paid by the company on demand. Upon receipt by the company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person shall be entitled to be indemnified. The company shall pay the amounts described herein to the Covered Person (or to the parties making Claims against the Covered Person in satisfaction of their Claims) within 10 days after written demand therefor is delivered to the company by the Covered Person.

Florida Corporations

Section 607.0851 of the Florida Business Corporation Act (“FBCA”) provides that a Florida corporation shall have the power to indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the corporation), by reason of the fact that he is or was a director or officer of the corporation against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Section 607.0851(4) of the FBCA provides that a Florida corporation shall have the power to indemnify any person, who was or is a party to any proceeding by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of the corporation against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made under this subsection in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 607.0852 of the FBCA further provides that the corporation shall indemnify an individual who is or was a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the individual was a party because he or she is or was a director or officer of the corporation against expenses incurred by the individual in connection with the proceeding. Also, according to Section 607.858 of the FBCA, indemnification and advancement of expenses provided pursuant to Section 607.0853 is not exclusive.

Section 607.0857 of the FBCA further provides that the corporation shall have the power to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or her or incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liabilities under Chapter 607 of the FBCA.

Notwithstanding the foregoing, Section 607.0859 of the FBCA provides that indemnification or advancement of expenses shall not be made to or on behalf of any director or officer if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; (ii) a transaction from which the director or officer derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the liability provisions regarding unlawful distributions are applicable; or (iv) willful or intentional misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

Section 607.0831 of the FBCA provides that a director of a Florida corporation is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, by a director, unless: (i) the director breached or failed to perform his or her duties as a director; and (ii) the director’s breach of, or failure to perform, those duties constitutes: (A) a violation of criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (B) a circumstance under which the transaction at issue is one from which the director derived an improper personal benefit, either directly or indirectly; (C) a circumstance under which the liability provisions regarding unlawful distributions are applicable; (D) in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, conscious disregard for the best interest of the corporation, or willful or intentional misconduct; or (E) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property.

Articles of Incorporation.

The articles of incorporation of HEICO Aerospace Holdings Corp., Turbine Kinetics, Inc., Future Aviation, Inc., HEICO Aerospace Parts Corp., HNW 2 Building Corp., HNW Building Corp., NIACC-Avitech Technologies, Inc., HEICO Electronic Technologies Corp., Connectronics Corp., Lumina Power, Inc., and Radiant Power Corp. provide that it shall indemnify and insure its officers and directors to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended.

The articles of incorporation of Charter Engineering, Inc. provide that it shall indemnify a director or officer of the corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director or officer was a party because the director or officer is or was a director or officer of the corporation against reasonable attorney fees and expenses incurred by the director or officer in connection with the proceeding. Additionally, the articles of incorporation of Charter Engineering, Inc. provide that the corporation may indemnify an individual made party to a proceeding because the individual is or was a director, officer, employee or agent of the corporation against liability if authorized in the specific case after determination, in the manner required by the board of directors, that indemnification of such person, as the case may be, is permissible in the circumstances because such person has met the standard of conduct set forth by the board of directors. Further, the indemnification and advancement of attorney fees and expenses for directors, officers, employees and agents shall apply when such persons are serving at the corporation’s request while a director, officer, employee or agent of the corporation, as the case may be, as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, as well as in their official capacity with the corporation, and such payment or reimbursement of reasonable attorney fees and expenses may occur in advance of final disposition of the proceeding. Charter Engineering, Inc. may also purchase and maintain insurance on behalf of an individual arising from the individual’s status as director, officer, employee or agent of the corporation, whether or not the corporation would have the power to indemnify the individual against the same liability under law.

Bylaws.

The bylaws of each of HEICO Aerospace Holdings Corp., HEICO Parts Group, Inc., Turbine Kinetics, Inc., HEICO Flight Support Corp., 34 Freedom Court, Corp., Action Research Corporation, CSI Aerospace, Inc., Future Aviation, Inc., HEICO Aerospace Parts Corp., HFSC III Corp., HFSC IV Corp., HFSC XI Corp., HNW 2 Building Corp., HNW Building Corp., NIACC-Avitech Technologies Inc., Northwings Accessories Corp., Optical Display Engineering Inc., Carbon by Design Corporation, Seal Q Corp., HEICO Electronic Technologies Corp., TRAD Test & Radiations, Inc., Connectronics Corp., DB Control Corp., Charter Engineering, Inc., Dukane Seacom, Inc., HETC II Corp., Lumina Power, Inc., Pyramid Semiconductor Corp., Radiant Power Corp., Radiant-Seacom Repairs Corp., Mastiff Design Inc., and 16-1741 Property, Inc. provide that it shall, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions, indemnify each person (including the heirs, executors, administrators and estate of the person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and any appeal therefrom, against all liability (which includes all judgments, settlements, penalties and fines) and costs, charges and expenses (including attorneys’ fees) asserted against him or incurred by him by reason of the fact that the person is or was a director or officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan). The corporation shall indemnify a person entitled to such indemnification described above in connection with a proceeding initiated by an indemnified person only if authorization for such proceeding was not denied by the board of directors of the corporation within 60 days after receipt of notice thereof from the indemnified person. Further, the bylaws provide that costs, charges and expenses (including reasonable attorneys’ fees) incurred by such indemnified person shall be paid by the corporation to the fullest extent permitted by law in advance of the final disposition of the proceeding, upon receipt of an undertaking reasonably satisfactory to the board of directors by or on behalf of the indemnified person to repay all amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified by the corporation as authorized by such bylaws.

The bylaws of Aircraft Technology, Inc. provide that it shall indemnify each and every one of its directors, officers, employees and agents to the fullest extent permitted by law.

The bylaws of Jet Avion Corporation and LPI Industries Corporation provide that any person who was or is a party, or is threated to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether or not brought by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in such capacity of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the corporation (unless the conduct of such person is finally adjudged to have been grossly negligent or to constitute willful misconduct) against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, including any appeal thereof. Further, the bylaws provide that costs, charges and expenses (including reasonable attorneys’ fees) incurred by such indemnified person shall be paid by the corporation to the fullest extent permitted by law in advance of the final disposition of the proceeding, upon receipt of an undertaking reasonably satisfactory to the board of directors by or on behalf of the indemnified person to repay all amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified by the corporation as authorized by such bylaws. The bylaws provide that such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person. The bylaws provide that the foregoing rights of indemnification shall not be deemed exclusive of any other right to which any such person may otherwise be entitled.

Florida Limited Liability Companies

Section 605.0408(2) of the Florida Revised Limited Liability Company Act (“FLLCA”) permits a company to indemnify and hold harmless a person with respect to a claim or demand against the person and a debt, obligation, or other liability incurred by the person by reason of the person’s former or present capacity as a member or manager if the claim, demand, debt, obligation, or other liability does not arise from the person’s breach of Section 605.0405 of the FLLCA (limitations on distributions), Section 605.0407 of the FLLCA (management of limited liability company), Section 605.04071 of the FLLCA (delegation of rights and powers to manage), Section 605.04072 of the FLLCA (selection and terms of managers in a manager-managed limited liability company), Section 605.04073 of the FLLCA (voting rights of members and managers), Section 605.04074 of the FLLCA (agency rights of members and managers), or Section 605.04091 of the FLLCA (standards of conduct for members and managers). Under Section 605.0408 (1) of the FLLCA, a limited liability company may reimburse a member of a member-managed company or a manager of a manager-managed company for any payment made by the member or manager in the course of the member’s or manager’s activities on behalf of the company if the member or manager complied with Sections 605.0407-605.04074 of the FLLCA, Section 605.0408 of the FLLCA, and Section 605.04091 of the FLLCA in making the payment.

According to Section 605.0105(3)(p) of the FLLCA, an operating agreement may not provide for indemnification for a member or manager under Section 605.0408 of the FLLCA for (1) conduct involving bad faith, willful or intentional misconduct, or a knowing violation of law, (2) a transaction from which the member or manager derived an improper personal benefit, (3) a circumstance under which the liability for improper distribution is applicable, or (4) a breach of duties or obligations under Section 605.04091 of the FLLCA (standards of conduct for members and managers), taking into account a restriction, an expansion, or an elimination of such duties and obligations provided for in the operating agreement to the extent allowed by subsection (4) of Section 605.0105 of the FLLCA.

Operating Agreements.

The operating agreements of 26 Ward Hill Property, LLC, 3 McCrea Property Company, LLC, AeroELT, LLC, HEICO Repair Group Aerostructures, LLC, HEICO Repair, LLC, HETC I, LLC, HETC III, LLC, HETC IV, LLC, HETC V, LLC, HFSC VI, LLC, HFSC VII, LLC, HFSC VIII, LLC and Radiant Power IDC, LLC provide that the company shall indemnify and hold harmless the managers, the member, any additional member, or any other officer or employee of the company from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses which may be asserted against or sustained or incurred by a manager, the member, any additional member, or any other officer or employee of the company by reason of any act performed or omitted to be performed by such person in connection with the company’s business or the operating agreement, including reasonable attorneys’ fees incurred by such person in connection with the defense of any claim or action based on any such act or omission, except to the extent such indemnification is prohibited by law; provided, however, that the managers, the member, any additional member, or any other officer or employee of the company shall not be entitled to any indemnification in respect of any loss, damage or claim incurred by reason of such party’s gross negligence or willful misconduct.

The operating agreements of Aerospace & Commercial Technologies, LLC, Blue Aerospace LLC, Camtronics, LLC, Harter Aerospace, LLC, Optical Display Engineering, LLC, Ridge Holdco, LLC, Sensor Technology Engineering, LLC, Sunshine Avionics LLC and TSID Holdings, LLC provide that each member or employee, agent, shareholder, partner, member or manager of a member and their respective officers, directors, agents and employees and each manager (“Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (“Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that the Indemnified Person is or was a member or serving as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity that is or was a member or a manager shall be indemnified by the company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys’ fees) actually incurred by such Indemnified Person in connection with such Proceeding if such Indemnified Person acted in good faith and in a manner he, she, or it reasonably believed to be in, or not opposed to, the best interest of the company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her or its conduct was unlawful, provided, however, that in no event shall the company be liable for indemnification for any loss, liability, cost or expense to the extent such loss, liability, cost or expense arises out of or is in connection with any acts expressly prohibited by the Florida Revised Limited Liability Company Act or is the result of gross negligence, fraud or intentional misconduct by such Person. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he, she or it reasonably believed to be in or not opposed to the best interests of the company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that his, her or its conduct was unlawful.

The operating agreements of Prime Air LLC and Seal Dynamics LLC provide that the company shall indemnify and hold harmless the members, the board and the officers of the company, (each of the foregoing persons referred to as a “Covered Person”) to the fullest extent permitted by law against losses, judgments, liabilities, expenses and amounts incurred or paid, including attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities (“Losses”), by the Covered Person in connection with any claim, action, suit or proceeding (collectively, “Claims”) in which such Covered Person becomes involved as a party or otherwise, or with which such Covered Person shall be threatened, by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the company in connection with the conduct of its business except that no Covered Person shall be entitled to be indemnified in respect of any Loss, or damage or Claim incurred by such Covered Person by reason of such Covered Person’s gross negligence, willful misconduct or breach of fiduciary duty. Expenses incurred by any Covered Person in connection with the preparation and presentation of a defense or response to any Claims covered hereby shall be paid by the company on demand. Upon receipt by the company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person shall be entitled to be indemnified. The company shall pay the amounts described herein to the Covered Person (or to the parties making Claims against the Covered Person in satisfaction of their Claims) within 10 days after written demand therefor is delivered to the company by the Covered Person.

Georgia Corporations

The Georgia Business Corporation Code (the “GBCC”) permits a corporation to indemnify a director or officer if the director or officer seeking indemnification acted in good faith and reasonably believed (i) in the case of conduct in his or her official capacity, that his or her action was in the best interest of the corporation, (ii) in all other cases, that his or her action was at least not opposed to the best interests of the corporation, and (iii) in the case of any criminal proceedings, that he or she had no reasonable cause to believe his or her conduct was unlawful, provided that indemnification in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding. The GBCC prohibits indemnification of a director in connection with a proceeding by or in the right of the corporation (other than for reasonable expenses) if it is determined that the director has not met the relevant standard of conduct, or with respect to conduct for which he or she was adjudged liable on the basis that a personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity. The GBCC additionally prohibits indemnification of an officer for liability arising in connection with appropriation of a business opportunity of the corporation, intentional or knowing violation of law, improper distributions or improper personal benefit.

Bylaws.

The bylaws of McClain International, Inc. provide that the corporation shall have the power to indemnify any person who was or is a party, or is threated to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) , by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in such capacity of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. With respect to actions by or in the right of the corporation, the same indemnification provisions as stated above apply, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brough shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. Such indemnification under the bylaws of McClain International shall only be made as authorized in the specific case upon a determination by made by (a) the board of directors by a majority vote of quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders.

Illinois Corporations

Section 8.75 of the Illinois Business Corporation Act (the “Illinois BCA”) provides generally and in pertinent parts that an Illinois corporation may indemnify its directors, officers, employees and agents, or anyone serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (in the case of actions by or in the right of the corporation) or against expenses, judgments, fines, and settlements (in all other cases) actually and reasonably incurred by them in connection with any action, suit, or proceeding if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation and, in connection with any criminal suit or proceeding, if in connection with the matters in issue, they had no reasonable cause to believe their conduct was unlawful, provided that no indemnification shall be made with respect to any claim, issue, or matter as to which such person has been adjudged to have been liable to the corporation, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity. If a present or former director, officer or employee of an Illinois corporation has been successful in the defense of any such action, suit or proceeding, claim, issue or matter, such person shall be indemnified by the corporation against expenses if, in connection with the matters in issue, they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation.

Section 8.75 of the Illinois BCA further permits an Illinois corporation to pay expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding if the director or officer undertakes to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation. An Illinois corporation may also grant additional indemnification through its by-laws, agreements, votes of shareholders or disinterested directors, or otherwise, and may purchase and maintain insurance on behalf of any indemnifiable person against any liability asserted against such person and incurred by such person in his or her capacity as an indemnifiable person whether or not the corporation would have the power to indemnify such person against liability under the terms of Section 8.75 of the Illinois BCA.

Bylaws.

The bylaws of Conxall Corporation provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership; joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Iowa Corporations

Section 490.202 of the Iowa Business Corporation Act (the “Iowa BCA”) provides that a corporation’s articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for any action taken, or failure to take action, as a director, provided that the provision does not eliminate or limit the liability of a director for: (1) the amount of a financial benefit received by a director to which the director is not entitled; (2) an intentional infliction of harm on the corporation or its shareholders; (3) an unlawful distribution made to shareholders; or (4) an intentional violation of criminal law. Further, Section 490.851 of the Iowa BCA provides that a corporation may indemnify its directors party to a proceeding against liability incurred in the proceeding by reason of such person serving in the capacity of director, subject to specified standards being met and subject to certain exclusions. In addition, Section 490.852 of the Iowa BCA provides mandatory indemnification of reasonable expenses incurred by a director who is wholly successful in defending any action in which the director was a party because the director is or was a director of the corporation. A director who is a party to a proceeding because the person is a director may also apply for court-ordered indemnification and advance of expenses under Section 490.854 of the Iowa BCA.

Section 490.853 of the Iowa BCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because he is a director if the director meets certain conditions.

Under Section 490.856 of the Iowa BCA, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because he is an officer to the same extent as a director. In addition, if the person is an officer but not a director, further indemnification may be provided by the corporation’s articles of incorporation, the bylaws, a resolution of the board of directors or contract, subject to certain exclusions. Such indemnification is also available to an officer who is also a director if the basis on which the officer is made a party to a proceeding is an act or omission solely as an officer.

Articles of Incorporation.

The articles of incorporation of Midwest Microwave Solutions, Inc. provide that a director of the corporation shall not be liable to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for any of the following: (i) the amount of a financial benefit received by a director to which the director is not entitled, (ii) an intentional infliction of harm on the corporation or its shareholders, (iii) a violation of Section 490.833 of the Iowa BCA, or (iv) an intentional violation of criminal law. Additionally, the articles of incorporation provide that if the Iowa BCA or Iowa law is amended to authorize further elimination or limitation of the liability of directors, then the liability of directors of the corporation shall be eliminated to the full extent authorized by the Iowa BCA or Iowa law, as amended.

The articles of incorporation of Midwest Microwave Solutions, Inc. also provide that the corporation shall, indemnify any individual who is or was a director of the corporation, or who, while a director or officer of the corporation, is or was serving, at the corporation’s request, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity to the fullest extent permitted by applicable law, except liability for any of the following: (i) receipt of a financial benefit to which the person is not entitled, (ii) an intentional inflection of harm on the corporation or its shareholders, (iii) a violation of Section 490.833 of the Iowa BCA, or (iv) an intentional violation of criminal law.

Bylaws.

The bylaws of Midwest Microwave Solutions, Inc. provide that, unless otherwise limited by the articles of incorporation or by written agreement signed by the director and the corporation, the corporation shall indemnify each director and officer to the fullest extent allowed by law, and the corporation may advance expenses as provided for by the Iowa BCA. Further, the bylaws provide that the right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition shall not be exclusive of any other right which any person may have or acquire. Additionally, the bylaws provide that to the extent any director, officer, employee or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any proceeding, he or she shall be reimbursed for all costs and expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith. The bylaws provide that the corporation’s obligation to provide indemnification to a director, officer, employee or agent who is or was serving at the request of the corporation as a director, officer, trustee, member, manager, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans, shall be secondary to any indemnification obligation of such other entity to such person.

Maryland Limited Liability Companies

Section 203 of the Maryland Limited Liability Company Act provides that, unless otherwise provided by law or its articles of organization, a limited liability company has the general powers, whether or not set forth in its articles of organization, to indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in the articles of organization or operating agreement.

Operating Agreements.

The operating agreements of Breidon, LLC, Ridge Engineering, LLC, and The Bechdon Company, LLC provide that, to the fullest extent permitted under the Maryland Limited Liability Company Act, the member (irrespective of the capacity in which it acts) and the manager shall be entitled to indemnification and advancement of expenses from the company for and against any loss, damage, claim or expense (including attorneys’ fees) whatsoever incurred by such person relating to or arising out of any act or omission or alleged acts or omissions (whether or not constituting negligence or gross negligence) performed or omitted by such person on behalf of the company; provided, however, that any indemnity shall be provided out of and to the extent of company assets only, and neither the member, manager, nor any other person shall have any personal liability on account thereof.

The operating agreement of Transformational Security, LLC provides that the company shall indemnify and hold harmless the managers, the member, any additional member, or any other officer or employee of the company from and against any and all losses, obligations, liabilities, damages, claims, deficiencies, costs and expenses which may be asserted against or sustained or incurred by a manager, the member, any additional member, or any other officer or employee of the company by reason of any act performed or omitted to be performed by such person in connection with the company’s business or the operating agreement, including reasonable attorneys’ fees incurred by such person in connection with the defense of any claim or action based on any such act or omission, except to the extent such indemnification is prohibited by law; provided, however, that the managers, the member, any additional member, or any other officer or employee of the company shall not be entitled to any indemnification in respect of any loss, damage or claim incurred by reason of such party’s gross negligence or willful misconduct.

Massachusetts Corporations

Section 8.51 of the Massachusetts Business Corporation Act (the “Massachusetts BCA”) authorizes a Massachusetts corporation to indemnify a director of the corporation against liability in such capacity if the director (i) conducted himself in good faith, (ii) reasonably believed his conduct was in, or at least not opposed to, the best interests of the corporation, and (iii) in the case of a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Section 8.51 of the Massachusetts BCA also allows for indemnification of a director if the liability in question was eliminated by the corporation’s articles of organization pursuant to Section 2.02(b)(4) of the Massachusetts BCA.

Section 8.52 of the Massachusetts BCA requires that a Massachusetts corporation indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director was a party because he was a director of the corporation.

Section 8.53 of the Massachusetts BCA authorizes a Massachusetts corporation to pay for, in advance, a director’s reasonable expenses in a proceeding if, among other things, the director delivers to the corporation (i) a written affirmation of his good faith belief that he has met the relevant standard of conduct for indemnification under Section 8.51 of the Massachusetts BCA or the proceeding involves conduct for which liability has been eliminated under the corporation’s articles of organization as permitted by Section 2.02(b)(4) of the Massachusetts BCA, and (ii) a written undertaking to repay any funds advanced if he is not entitled to mandatory indemnification under Section 8.52 of the Massachusetts BCA and it is ultimately determined, pursuant to procedures further laid out in the Massachusetts BCA, that he has not met the standard of conduct for indemnification under Section 8.51 of the Massachusetts BCA.

Section 8.56 of the Massachusetts BCA authorizes a corporation to indemnify, and advance expenses to, an officer of the corporation to the same extent as a director, and if such officer is not a director of the corporation, or if such officer is also a director but the basis on which he is made a party to the proceeding is an act or omission solely as an officer, to such further extent as may be provided in the corporation’s articles of organization, the corporation’s bylaws, a resolution of the corporation’s board of directors or a contract, provided that the officer may not be indemnified Massachusetts BCA acts or omissions not in good faith, intentional misconduct or knowing violation of law. Section 8.56 of the Massachusetts BCA requires that a Massachusetts corporation indemnify an officer of the corporation who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which such officer was a party because he was an officer of the corporation.

Section 2.02(b)(4) of Chapter 156D of the Massachusetts General Laws provides that the articles of organization of a corporation may include a provision eliminating or limiting the personal liability of a director to the corporation for monetary damages for breach of fiduciary duty as a director, provided, however, that such provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for improper distributions to shareholders, or (d) for any transaction from which the director derived an improper personal benefit. The registrant has included such a provision in its articles of organization.

Bylaws.

The bylaws of Dielectric Sciences, Inc. provide that the corporation may indemnify each person who is or was a director, officer, or employee of the corporation, or of any other corporation which he served as such at the request of the corporation against any and all liability and reasonable expense that may be incurred by him in connection with, or resulting from, any claim, action, suit, or proceeding (whether brought by or in the name of the corporation or such other corporation or otherwise), civil or criminal, or in connection with an appeal relating thereto, in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer, or employee of the corporation or of such other corporation, or by reason of any past or future action taken in his capacity as such director, officer or employee, whether or not he continues to be such at the time such liability or expense is incurred, provided such person acted in good faith in what he reasonably believed to be the best interest of the corporation or such other corporation, as the case may be, and pro-vided also that in any criminal action or proceeding he had no reasonable cause to believe that his conduct was unlawful. No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

Minnesota Corporations

Section 302A.521 of the Minnesota Business Corporation Act (the “Minnesota BCA”) provides in substance that, unless prohibited by its articles of incorporation or by-laws, a corporation must indemnify a person, including an officer or director, who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorneys’ fees and disbursements (collectively, the “Expenses”), incurred by such person in connection with the proceeding, if certain criteria are met. These criteria (collectively, the “Indemnification Criteria”), all of which must be met by the person seeking indemnification, are essentially that (a) such person has not been indemnified by another organization or employee benefit plan for the same Expenses, incurred by the person in connection with the proceeding with respect to the same acts or omissions; (b) such person must have acted in good faith; (c) no improper personal benefit was obtained by such person and such person satisfied certain statutory conflicts of interest provisions, if applicable; (d) in the case of a criminal proceeding, such person had no reasonable cause to believe that the conduct was unlawful; and (e) in the case of acts or omissions occurring in such person’s performance in an official capacity, such person must have acted in a manner such person reasonably believed was in the best interests of the corporation or, in certain limited circumstances, not opposed to the best interests of the corporation. In addition, Section 302A.521, Subdivision 3 of the Minnesota BCA requires payment by a corporation, upon written request, of reasonable expenses in advance of final disposition in certain instances. A decision as to required indemnification is made by a majority of the disinterested board of directors present at a meeting at which a disinterested quorum is present, or by a designated committee of disinterested directors, by special legal counsel, by the disinterested shareholders, or by a court.

Articles of Incorporation.

The articles of incorporation of Ironwood Electronics, Inc. provide that a director of the corporation shall not be held personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director unless the breach involves (i) a director’s duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 302A.559 or 80A.23 of Minnesota Statutes, (iv) any transaction from which the director derived any improper personal benefit, or (v) any act or omission occurring prior to the effective date of such Article in the articles of incorporation.

Nevada Corporations

Nevada Revised Statutes 78.7502 provides that a corporation may indemnify any person who was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (except an action by or in the right of the corporation), by reason of the person’s being or having been a director, officer, employee or agent of the corporation or serving or having served at the request of the corporation in certain capacities with respect to another corporation or entity. The person to be indemnified (1) must not be liable for the breach of any fiduciary duties as a director, officer, employee or agent of the corporation involving intentional misconduct, fraud or a knowing violation of law and (2) must have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. With respect to actions by or in the right of the corporation, indemnification may not be made for any claim, issue or matter as to which such a person has been finally adjudged by a court of competent jurisdiction to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Nevada Revised Statutes 78.752 provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation in a similar capacity at another entity) for any liability asserted against the person and liability and expenses incurred by the person in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify such a person against such liability and expenses.

Bylaws.

The bylaws of Sensor Systems, Inc. provide that it shall, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions, indemnify each person (including the heirs, executors, administrators and estate of the person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and any appeal therefrom, against all liability (which includes all judgments, settlements, penalties and fines) and costs, charges and expenses (including attorneys’ fees) asserted against him or incurred by him by reason of the fact that the person is or was a director or officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan). The corporation shall indemnify a person entitled to such indemnification described above in connection with a proceeding initiated by an indemnified person only if authorization for such proceeding was not denied by the board of directors of the corporation within 60 days after receipt of notice thereof from the indemnified person. Further, the bylaws provide that costs, charges and expenses (including reasonable attorneys’ fees) incurred by such indemnified person shall be paid by the corporation to the fullest extent permitted by law in advance of the final disposition of the proceeding, upon receipt of an undertaking reasonably satisfactory to the board of directors by or on behalf of the indemnified person to repay all amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified by the corporation as authorized by such bylaws.

New Hampshire Corporations

Section 293-A:8.51 of the New Hampshire Business Corporation Act (the “NHBCA”) provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director, against liability incurred in the proceeding if: (1) the director conducted himself in good faith; (2) the director reasonably believed in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests and, in all other cases, that his conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, the director had no reasonable cause to believe his conduct was unlawful. Under Section 293-A:8.51, a corporation may not indemnify a director in connection with (i) a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (ii) any other proceeding charging improper personal benefit to such director, whether or not involving action in official capacity, in which such director was adjudged liable on the basis that personal benefit was improperly received by such director. In addition, the NHBCA limits indemnification in connection with a proceeding by or in the right of the corporation to reasonable expenses incurred in connection with such proceeding. Section 293-A:8.52 of the NHBCA mandates that, unless limited by its articles of incorporation, a corporation indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which such director was a party because he is or was a director of the corporation against reasonable expenses incurred by such director in connection with the proceeding.

Section 293-A:8.56 of the NHBCA provides for indemnification of officers who are not directors to the same extent as to directors, unless otherwise provided in the articles of incorporation.

Bylaws.

The bylaws of R.H. Laboratories, Inc. provide that it shall, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions, indemnify each person (including the heirs, executors, administrators and estate of the person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and any appeal therefrom, against all liability (which includes all judgments, settlements, penalties and fines) and costs, charges and expenses (including attorneys’ fees) asserted against him or incurred by him by reason of the fact that the person is or was a director or officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan). The corporation shall indemnify a person entitled to such indemnification described above in connection with a proceeding initiated by an indemnified person only if authorization for such proceeding was not denied by the board of directors of the corporation within 60 days after receipt of notice thereof from the indemnified person. Further, the bylaws provide that costs, charges and expenses (including reasonable attorneys’ fees) incurred by such indemnified person shall be paid by the corporation to the fullest extent permitted by law in advance of the final disposition of the proceeding, upon receipt of an undertaking reasonably satisfactory to the board of directors by or on behalf of the indemnified person to repay all amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified by the corporation as authorized by such bylaws.

New York Corporations

Section 721 of the New York Business Corporation Law (the “NYBCL”) provides that a corporation may indemnify a director or officer by a provision contained in the certificate of incorporation or bylaws or, if authorized in such certificate of incorporation or bylaws, by a duly authorized resolution of its shareholders or directors or by agreement, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and material to the cause of action, or that such director or officer personally gained in fact a financial profit or other advantage to which he was not legally entitled.

Section 722 of the NYBCL provides that a corporation may, except for shareholder derivative suits, indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, if the director or officer acted in good faith, for a purpose that he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of shareholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose that he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action that is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such individual has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines, upon application, that, in view of all the circumstances of the case, the individual is fairly and reasonably entitled to indemnity for the portion of the settlement amount and expenses as the court deems proper.

Section 723 of the NYBCL provides, in general, that any individual who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to Section 724 of the NYBCL, any indemnification under the NYBCL may be made only if indemnification is authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by the disinterested directors if a quorum is available, or, if the quorum so directs or is unavailable, (i) the board of directors upon the written opinion of independent legal counsel or (ii) the shareholders.

Section 402(b) of the NYBCL permits corporations to eliminate or limit the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity except liability of a director (i) whose acts or omissions were in bad faith, involved intentional misconduct or a knowing violation of law, (ii) who personally gained in fact a financial profit or other advantage to which he or she was not legally entitled or (iii) whose acts violated Section 719 of the NYBCL.

Articles of Incorporation.

The articles of incorporation of Solid Sealing Technology Inc. provide that no director of the corporation shall be personally liable to the corporation or its stockholders for damages for any breach of fiduciary duty in such capacity except where a judgment or other final adjudication adverse to said director establishes: that the director’s acts or omissions were in bad faith or involved intentional misconduct or knowing violation of law, or that said director personally gained a financial profit or other advantage to which he was not entitled, or the director’s acts violated Section 719 of the NYBCL.

Bylaws

The bylaws of Solid Sealing Technology Inc. and Specialty Silicone Products, Inc. provide that any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, then, is, or was a director or officer of the corporation, or then serves or has served on behalf of the corporation in such capacity at the request of the corporation, shall be indemnified by the corporation against reasonable expenses, judgments, fines and amounts actually and necessarily incurred in connection with the defense of such action or proceeding or in connection with an appeal therein, to the fullest extent permissible by the laws of the State of New York. The bylaws further provide that such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled.

Ohio Corporations

Pursuant to section 1701.13(E) of the Ohio Revised Code (the “ORC”), Ohio corporations are authorized to indemnify directors, officers, employees and agents within prescribed limits and must indemnify them under certain circumstances. The ORC does not provide statutory authorization for a corporation to indemnify directors, officers, employees and agents for settlements, fines or judgments in the context of derivative suits. However, it provides that directors (but not officers, employees or agents) are entitled to mandatory advancement of expenses, including attorneys’ fees, incurred in defending any action, including derivative actions, brought against the director, provided that the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that the director’s act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation’s best interests.

The ORC does not authorize indemnification to a director, officer, employee or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is permitted, however, to the extent such person succeeds on the merits. In all other cases, if a director, officer, employee or agent acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary except as otherwise provided by a corporation’s articles of incorporation, code of regulations or by contract except with respect to the advancement of expenses of directors.

Under the ORC, a director is not liable for monetary damages unless it is proved by clear and convincing evidence that his or her action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers, employees or agents of a corporation. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, procure insurance for such persons.

Bylaws.

The bylaws of Accurate Metal Machining, Inc. provide that it shall, to the fullest extent permitted or authorized by current or future legislation or current or future judicial or administrative decisions, indemnify each person (including the heirs, executors, administrators and estate of the person) who was or is a party, or is threatened to be made a party, or was or is a witness, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and any appeal therefrom, against all liability (which includes all judgments, settlements, penalties and fines) and costs, charges and expenses (including attorneys’ fees) asserted against him or incurred by him by reason of the fact that the person is or was a director or officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including serving as a fiduciary of an employee benefit plan). The corporation shall indemnify a person entitled to such indemnification described above in connection with a proceeding initiated by an indemnified person only if authorization for such proceeding was not denied by the board of directors of the corporation within 60 days after receipt of notice thereof from the indemnified person. Further, the bylaws provide that costs, charges and expenses (including reasonable attorneys’ fees) incurred by such indemnified person shall be paid by the corporation to the fullest extent permitted by law in advance of the final disposition of the proceeding, upon receipt of an undertaking reasonably satisfactory to the board of directors by or on behalf of the indemnified person to repay all amounts so advanced if it ultimately is determined that such person is not entitled to be indemnified by the corporation as authorized by such bylaws.

The bylaws of Inertial Airline Services, Inc. provide that the corporation shall indemnify and reimburse any person who is or has been a director, officer, or employee of the corporation for expenses (including attorneys’ fees), judgments, decrees, fines, penalties or settlements incurred or paid in connection with the defense of any threatened or pending investigation, action, suit or proceeding, criminal, civil or administrative, to which he or she is or may be made a party by reason of being or having been such director, officer or employee, provided that such individual: (1) is adjudicated or determined not to have been negligent or guilty of misconduct in the performance of his or her duty to the corporation; (2) is determined to have acted in good faith in what he or she reasonably believed to be the best interests of the corporation; and (3) in any matter the subject of a criminal action, suit or proceeding, is determined to have had no reasonable cause to believe that his or her conduct was unlawful.

Oregon Corporations

Section 60.394 of the Oregon Business Corporation Act (the “OBCA”) provides that unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. Section 60.407 of the OBCA provides that unless limited by its articles of incorporation an officer of the corporation is entitled to the same mandatory indemnification under Section 60.394 as a director.

Section 60.391 of the OBCA authorizes a corporation to indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (a) the conduct of the individual was in good faith; (b) the individual reasonably believed that the individual’s conduct was in the best interests of the corporation, or at least not opposed to its best interests; and (c) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful. Indemnification is not permitted under Section 60.391 (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (ii) in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director.

In addition, Section 60.411 of the OBCA provides that a corporation (i) may purchase and maintain insurance on behalf of an individual against liability asserted against or incurred by the individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and (ii) may purchase and maintain the insurance even if the corporation has no power to indemnify the individual against the same liability under Section 60.391 or Section 60.394.

Articles of Incorporation

The articles of incorporation of Engineering Design Team, Inc. provide that, to the fullest extent permitted by the OBCA, it shall indemnify any person who has been made, or is threated to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including any action, suit or proceeding by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to an employee benefit plan of the corporation, or serves or served at the request of the corporation as a director, or as an officer, or as a fiduciary of an employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise. Such articles of incorporation further provide that, to the fullest extent permitted by the OBCA, no director shall be held personally liable to the corporation or its shareholders for monetary damages for conduct as a director.

Bylaws

The bylaws of Engineering Design Team, Inc. provide the corporation shall indemnify to the fullest extent permitted by the OBCA any person who has been made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including an action, suit or proceeding by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974 with respect to any employee benefit plan of the corporation, or serves or served at the request of the corporation as a director or officer, or as a fiduciary of any employee benefit plan, of another corporation, partnership, joint venture, trust or other enterprise. The bylaws further provide that, to the fullest extent permitted by the OBCA, the corporation shall pay for or reimburse any and all reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding. The right to indemnification and to the payment or reimbursement of expenses with respect to a proceeding shall not be exclusive of any other rights to which any person may be entitled to or acquire.

Oregon Limited Liability Companies

Section 63.160 of the Oregon Limited Liability Company Act provides that the articles of organization or operating agreement may provide for indemnification of any person for any acts or omissions as a member, manager, employee or agent and may eliminate or limit liability of a member, manager, employee or agent to the limited liability company or its member for damages from such acts or omissions; provided, that indemnification is not permitted for (i) any act or omission occurring prior to the date such provision became effective or (ii) any breach of the duty of loyalty, acts or omissions not in good faith which involve intentional misconduct or knowing violation of the law, any unlawful distribution or any transaction from which the member or manager derives an improper personal benefit.

Operating Agreements.

The operating agreement of Decavo LLC provides that each member or employee, agent, shareholder, partner, member or manager of a member and their respective officers, directors, agents and employees and each manager (“Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (“Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that the Indemnified Person is or was a member or serving as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity that is or was a member or a manager shall be indemnified by the company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys’ fees) actually incurred by such Indemnified Person in connection with such Proceeding if such Indemnified Person acted in good faith and in a manner he, she, or it reasonably believed to be in, or not opposed to, the best interest of the company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her or its conduct was unlawful, provided, however, that in no event shall the company be liable for indemnification for any loss, liability, cost or expense to the extent such loss, liability, cost or expense arises out of or is in connection with any acts expressly prohibited by the Oregon Limited Liability Company Act or is the result of gross negligence, fraud or intentional misconduct by such Person. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he, she or it reasonably believed to be in or not opposed to the best interests of the company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that his, her or its conduct was unlawful.

Tennessee Corporations

The Tennessee Business Corporation Act (“TBCA”) allows a Tennessee corporation’s charter to contain a provision eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty as a director. Under the TBCA, a Tennessee business corporation may not eliminate or limit director monetary liability for (i) breaches of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; or (iii) unlawful dividends. This provision also may not limit a director’s liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

The TBCA provides that a corporation may indemnify any of its directors, officers, employees and agents against liability incurred in connection with a proceeding if (a) such person acted in good faith; (b) in the case of conduct in an official capacity with the corporation, he or she reasonably believed such conduct was in the corporation’s best interests; (c) in all other cases, he or she reasonably believed that his or her conduct was at least not opposed to the best interests of the corporation; and (d) in connection with any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged to be liable to the corporation. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that such personal benefit was improperly received. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director or officer of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. The TBCA provides that a court of competent jurisdiction, unless the corporation’s charter provides otherwise, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that (a) such officer or director was adjudged liable to the corporation in a proceeding by or in the right of the corporation; (b) such officer or director was adjudged liable on the basis that personal benefit was improperly received by him or her; or (c) such officer or director breached his or her duty of care to the corporation.

Tennessee Limited Liability Companies

Section 48-249-115(b) of the Tennessee Revised Limited Liability Company Act (the “TLLCA”) provides that a limited liability company may indemnify an individual made a party to a proceeding because such individual is or was a responsible person against liability incurred in the proceeding if the individual (i) acted in good faith, (ii) reasonably believed that such individual’s conduct in such individual’s official capacity was in the company’s best interest and, in all other cases, that such individual’s conduct was at least not opposed to the company’s best interests and (iii) in a criminal proceeding, had no reasonable cause to believe such individual’s conduct was unlawful. Section 48-249-115(b) of the TLLCA also provides that unless ordered by a court of competent jurisdiction, a limited liability company may not indemnify a responsible person in connection with a proceeding by the company in which the responsible person was adjudged liable to the company or in connection with any other proceeding in which such responsible person was adjudged liable to the company for receiving an improper personal benefit. Section 48-249-115(c) of the TLLCA provides that a limited liability company shall indemnify a responsible person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party, because the person is or was a responsible person, against reasonable expenses incurred by the person in connection with the proceeding. Section 48-249-115(i) of the TLLCA prohibits indemnification to a responsible person if a judgment or other final adjudication adverse to the responsible person or officer establishes such person’s liability for (i) any breach of the duty of loyalty to the limited liability company or its members, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law or (iii) unlawful distributions.

Operating Agreements.

The operating agreement of Decavo LLC provides that each member or employee, agent, shareholder, partner, member or manager of a member and their respective officers, directors, agents and employees and each manager (“Indemnified Person”) who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (“Proceeding”), or any appeal in such a Proceeding or any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that the Indemnified Person is or was a member or serving as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another entity that is or was a member or a manager shall be indemnified by the company against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable costs and expenses (including, without limitation, attorneys’ fees) actually incurred by such Indemnified Person in connection with such Proceeding if such Indemnified Person acted in good faith and in a manner he, she, or it reasonably believed to be in, or not opposed to, the best interest of the company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his, her or its conduct was unlawful, provided, however, that in no event shall the company be liable for indemnification for any loss, liability, cost or expense to the extent such loss, liability, cost or expense arises out of or is in connection with any acts expressly prohibited by the TLLCA or is the result of gross negligence, fraud or intentional misconduct by such Person. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnified Person did not act in good faith and in a manner which he, she or it reasonably believed to be in or not opposed to the best interests of the company or, with respect to any criminal action or proceeding, that the Indemnified Person had reasonable cause to believe that his, her or its conduct was unlawful.

Item 16. Exhibits.

EXHIBIT NO.	DESCRIPTION
1.1	Form of Underwriting Agreement.*
4.1	Articles of Incorporation of the Registrant are incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-4 (Registration No. 33-57624) Amendment No. 1 filed on March 19, 1993.
4.2	Articles of Amendment of the Articles of Incorporation of the Registrant, dated April 27, 1993, are incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 8-B dated April 29, 1993.
4.3	Articles of Amendment of the Articles of Incorporation of the Registrant, dated November 3, 1993, are incorporated by reference to Exhibit 3.3 to the Form 10-K for the year ended October 31, 1993.
4.4	Articles of Amendment of the Articles of Incorporation of the Registrant, dated March 19, 1998, are incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-3 (Registration No. 333-48439) filed on March 23, 1998.
4.5	Articles of Amendment of the Articles of Incorporation of the Registrant, dated as of November 2, 2003, are incorporated by reference to Exhibit 3.5 to the Form 10-K for the year ended October 31, 2003.
4.6	Articles of Amendment of the Articles of Incorporation of the Registrant, dated March 26, 2012, are incorporated by reference to Exhibit 3.1 to the Form 8-K filed on March 29, 2012.
4.7	Articles of Amendment of the Articles of Incorporation of the Registrant, dated March 16, 2018, are incorporated by reference to Exhibit 3.1 to the Form 8-K filed on March 20, 2018.
4.8	Amended and Restated Bylaws of the Registrant, effective as of September 22, 2014, are incorporated by reference to Exhibit 3.1 to the Form 8-K filed on September 25, 2014.
4.9	Form of Indenture.
4.10	Form of Supplemental Indenture for Debt Securities.*
4.11	Form of Note (included in Exhibit 4.9).
4.12	Form of Deposit Agreement and Depositary Receipt.*
4.13	Form of Common Stock Warrant Agreement and Warrant Certificate.*
4.14	Form of Class A Common Stock Warrant Agreement and Warrant Certificate.*
4.15	Form of Preferred Stock Warrant Agreement and Warrant Certificate.*
4.16	Form of Guarantee of Debt Securities (included in Exhibit 4.9).
4.17	Form of Debt Securities Warrant Agreement and Warrant Certificate.*
4.18	Form of Unit.*
4.19	Form of Unit Agreement.*
4.20	Form of Certificate of Designations for Preferred Stock.*
5.1	Opinion of Akerman LLP.
5.2	Opinion of Devine, Millimet & Branch, Professional Association, as to matters of New Hampshire law.
5.3	Opinion of Ballard Sphar LLP, as to matters of Arizona law and Minnesota law.
5.4	Opinion of Hartzog Conger Cason, as to matters of Iowa law.
5.5	Opinion of Stoel Rives LLP, as to matters of Oregon law.
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of Akerman LLP (included in Exhibit 5.1 hereto).
23.3	Consent of Devine, Millimet & Branch, Professional Association (included in Exhibit 5.2 hereto).
23.4	Consent of Ballard Sphar LLP (included in Exhibit 5.3 hereto).
23.5	Consent of Hartzog Conger Cason LLP (included in Exhibit 5.4 hereto).
23.6	Consent of Stoel Rives LLP (included in Exhibit 5.5 hereto).
24.1	Powers of Attorney (included on signature pages of this Registration Statement).
25.1	Form T-1 Statement of Eligibility of Trustee for Indenture under the Trust Indenture Act of 1939.
107	Filing Fee Table.

*	To be filed by post-effective amendment, as applicable, or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended, and incorporated herein by reference.

Item 17. Undertakings.

The undersigned registrant hereby undertakes:

(a)(1)	To file, during any period in which offers or sales are being made, a post—effective amendment to this registration statement:

(i)	To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in the volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in the registration statement;

Provided, however, that:

paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2)	That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(b)	That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on July 17, 2023.

HEICO CORPORATION

By:	/s/ Carlos L. Macau, Jr.
Carlos L. Macau, Jr.
Executive Vice President — Chief Financial Officer and Treasurer
(Principal Financial Officer)

By:	/s/ Steven M. Walker
Steven M. Walker
Chief Accounting Officer and Assistant Treasurer
(Principal Accounting Officer)

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Carlos L. Macau, Jr. and Joseph W. Pallot, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Laurans A. Mendelson	Chairman of the Board; Chief Executive Officer; and Director	July 17, 2023
Laurans A. Mendelson	(Principal Executive Officer)

/s/ Carlos L. Macau, Jr.	Executive Vice President — Chief Financial Officer and Treasurer	July 17, 2023
Carlos L. Macau, Jr.	(Principal Financial Officer)

/s/ Steven M. Walker	Chief Accounting Officer and Assistant Treasurer	July 17, 2023
Steven M. Walker	(Principal Accounting Officer)

/s/ Thomas M. Culligan	Director	July 17, 2023
Thomas M. Culligan

/s/ Carol F. Fine	Director	July 17, 2023
Carol F. Fine

/s/ Adolfo Henriques	Director	July 17, 2023
Adolfo Henriques

/s/ Mark H. Hildebrandt	Director	July 17, 2023
Mark H. Hildebrandt

/s/ Eric A. Mendelson	Co-President and Director	July 17, 2023
Eric A. Mendelson

/s/ Victor H. Mendelson	Co-President and Director	July 17, 2023
Victor H. Mendelson

/s/ Julie Neitzel	Director	July 17, 2023
Julie Neitzel

/s/ Alan Schriesheim	Director	July 17, 2023
Alan Schriesheim

/s/ Frank J. Schwitter	Director	July 17, 2023
Frank J. Schwitter

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

16-1741 PROPERTY, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Victor Mendelson	Co-President	July 17, 2023
Victor Mendelson	(Principal Executive Officer)

/s/ Eric A. Mendelson	Co-President	July 17, 2023
Eric A. Mendelson	(Principal Executive Officer)

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

26 WARD HILL PROPERTY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

3 MCCREA PROPERTY COMPANY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

34 FREEDOM COURT, CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

3D PLUS U.S.A., INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

60 SEQUIN LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

8929 FULLBRIGHT PROPERTY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ACCURATE METAL MACHINING, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Clarence Hightower	Director	July 17, 2023
Clarence Hightower

/s/ John Racic	Director	July 17, 2023
John Racic

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ACTION RESEARCH CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Eric A. Mendelson Eric A. Mendelson	Director	July 17, 2023

/s/ Luis J. Morell Luis J. Morell	Director	July 17, 2023

/s/ Chad Putnam Chad Putnam	Director	July 17, 2023

/s/ Gregory Braselton Gregory Braselton	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

AEROANTENNA TECHNOLOGY, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Assistant Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Assistant Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Assistant Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

AERODESIGN, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

AEROELT, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

AEROSPACE & COMMERCIAL TECHNOLOGIES, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Val R. Shelley Val R. Shelley	Manager	July 17, 2023

/s/ Deborah Brown Deborah Brown	Manager	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

AIRCRAFT TECHNOLOGY, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ANALOG MODULES, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

APEX HOLDING CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Victor H. Mendelson Victor H. Mendelson	Director	July 17, 2023

/s/ Greg Brennan Greg Brennan	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

APEX MICROTECHNOLOGY, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ASTRO PROPERTY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ASTROSEAL PRODUCTS MFG. CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

BAY EQUIPMENT CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Victor Mendelson Victor Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

BLUE AEROSPACE LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

BREIDON, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CAMTRONICS, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Luis J. Morell Luis J. Morell	Manager	July 17, 2023

/s/ David Campbell David Campbell	Manager	July 17, 2023

/s/ Andrew J. Feeley Andrew J. Feeley	Manager	July 17, 2023

/s/ Richard Munsie Richard Munsie	Manager	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CARBON BY DESIGN CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CARBON BY DESIGN LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CHARTER ENGINEERING, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Mike England Mike England	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CONNECTRONICS CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CONXALL CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

CSI AEROSPACE, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Eric A. Mendelson Eric A. Mendelson	Director	July 17, 2023

/s/ Andrew J. Feeley Andrew J. Feeley	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

DB CONTROL CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

DECAVO LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Clarence Hightower Clarence Hightower	Manager	July 17, 2023

/s/ Phillip Daniel Nies Phillip Daniel Nies	Manager	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

DIELECTRIC SCIENCES, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

DUKANE SEACOM, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ENGINEERING DESIGN TEAM, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Cameron Kidd Cameron Kidd	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

FLIGHT MICROWAVE CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

FUTURE AVIATION, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HARTER AEROSPACE, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Eric A. Mendelson Eric A. Mendelson	Manager	July 17, 2023

/s/ Luis J. Morell Luis J. Morell	Manager	July 17, 2023

/s/ William Hinski William Hinski	Manager	July 17, 2023

/s/ Glenn Kollett Glenn Kollett	Manager	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO AEROSPACE CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO AEROSPACE HOLDINGS CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Chief Financial Officer and Executive Vice President

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Chief Financial Officer and Executive Vice President, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Laurans A. Mendelson Laurans A. Mendelson	Chairman of the Board	July 17, 2023

/s/ Eric A. Mendelson Eric A. Mendelson	President and Chief Executive Officer (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Chief Financial Officer, Executive Vice President and Director (Principal Financial and Accounting Officer)	July 17, 2023

/s/ Victor H. Mendelson Victor H. Mendelson	Director	July 17, 2023

/s/ Val R. Shelley Val R. Shelley	Director	July 17, 2023

/s/ Luis J. Morell Luis J. Morell	Director	July 17, 2023

/s/ Soeren Stark Soeren Stark	Director	July 17, 2023

/s/ Georg Fanta Georg Fanta	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO AEROSPACE PARTS CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO EAST CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric A. Mendelson Eric A. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO ELECTRONIC TECHNOLOGIES CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Victor H. Mendelson Victor H. Mendelson	President, Chief Executive Officer, and Director (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Financial and Accounting Officer)	July 17, 2023

/s/ Laurans A. Mendelson Laurans A. Mendelson	Director	July 17, 2023

/s/ Eric A. Mendelson Eric A. Mendelson	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO FLIGHT SUPPORT CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric A. Mendelson Eric A. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO PARTS GROUP, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO REPAIR GROUP AEROSTRUCTURES, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HEICO REPAIR, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HETC I, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Victor H. Mendelson Victor H. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HETC II CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Victor H. Mendelson Victor H. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HETC III, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HETC IV, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HETC V, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC III CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC IV CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric A. Mendelson Eric A. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC V, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC VI, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC VII, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC VIII, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric A. Mendelson Eric A. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HFSC XI CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric A. Mendelson Eric A. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HNW 2 BUILDING CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HNW BUILDING CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

HVT GROUP, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

INERTIAL AIRLINE SERVICES, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

INTELLIGENT DEVICES, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

IRCAMERAS LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

IRONWOOD ELECTRONICS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Victor H. Mendelson Victor H. Mendelson	Director	July 17, 2023

/s/ David Struyk David Struyk	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

JET AVION CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

JETSEAL, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

LEADER TECH, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

LPI INDUSTRIES CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

LUCIX CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

LUMINA POWER, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

MASTIFF DESIGN, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

MCCLAIN INTERNATIONAL, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

MIDWEST MICROWAVE SOLUTIONS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Victor H. Mendelson Victor H. Mendelson	Director	July 17, 2023

/s/ Phillip J. Rezin Phillip J. Rezin	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

NIACC-AVITECH TECHNOLOGIES INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

NORTHWINGS ACCESSORIES CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

OPTICAL DISPLAY ENGINEERING, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric A. Mendelson Eric A. Mendelson	President (Principal Executive Officer)	July 17, 2023

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Financial and Accounting Officer)	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

OPTICAL DISPLAY ENGINEERING, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Luis J. Morell Luis J. Morell	Manager	July 17, 2023

/s/ Leon Gonzalez Leon Gonzalez	Manager	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

PACIWAVE, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Director (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Mike England Mike England	Director	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

PIONEER INDUSTRIES LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr. Carlos L. Macau, Jr.	Treasurer and Manager (Principal Executive, Financial and Accounting Officer)	July 17, 2023

/s/ Eric A. Mendelson Eric A. Mendelson	Manager	July 17, 2023

/s/ David Yormack David Yormack	Manager	July 17, 2023

/s/ Robert Yormack Robert Yormack	Manager	July 17, 2023

/s/ David Susser David Susser	Manager	July 17, 2023

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

PRIME AIR, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Eric A. Mendelson	Manager	July 17, 2023
Eric A. Mendelson

/s/ Barry Cohen	Manager	July 17, 2023
Barry Cohen

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

PYRAMID SEMICONDUCTOR CORP

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

QUELL CORPORATION

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Victor H. Mendelson		July 17, 2023
Victor H. Mendelson	Director

/s/ Kevin Foreman		July 17, 2023
Kevin Foreman	Director

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

R.H. LABORATORIES, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Victor H. Mendelson		July 17, 2023
Victor H. Mendelson	Director

/s/ Benjamin Robinson		July 17, 2023
Benjamin Robinson	Director

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RADIANT POWER CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RADIANT POWER IDC, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RADIANT-SEACOM REPAIRS CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RAMONA RESEARCH, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

REINHOLD HOLDINGS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

REINHOLD INDUSTRIES, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RESEARCH ELECTRONICS INTERNATIONAL, L.L.C.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Victor H. Mendelson		July 17, 2023
Victor H. Mendelson	Manager

/s/ Thomas H. Jones		July 17, 2023
Thomas H. Jones	Manager

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RIDGE ENGINEERING, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

RIDGE HOLDCO, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Clarence Hightower		July 17, 2023
Clarence Hightower	Manager

/s/ David Tracey		July 17, 2023
David Tracey	Manager

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ROBERTSON FUEL SYSTEMS, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

ROCKY MOUNTAIN HYDROSTATICS, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Val R. Shelley		July 17, 2023
Val R. Shelley	Manager

/s/ Bradley W. Zuercher		July 17, 2023
Bradley W. Zuercher	Manager

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SANTA BARBARA INFRARED, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SEAL DYNAMICS LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SEAL Q CORP.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SENSOR SYSTEMS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SENSOR TECHNOLOGY ENGINEERING, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Steve McHugh	Manager	July 17, 2023
Steve McHugh

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SIERRA MICROWAVE TECHNOLOGY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Victor H. Mendelson	Manager	July 17, 2023
Victor H. Mendelson

/s/ Troy J. Rodriguez	Manager	July 17, 2023
Troy J. Rodriguez

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SOLID SEALING TECHNOLOGY, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Thomas L. Ricketts	Director	July 17, 2023
Thomas L. Ricketts

/s/ Alan A. Fuierer	Director	July 17, 2023
Alan A. Fuierer

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SPECIALTY SILICONE PRODUCTS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SUNSHINE AVIONICS LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Leon Gonzalez	Manager	July 17, 2023
Leon Gonzalez

/s/ Richard Munsie	Manager	July 17, 2023
Richard Munsie

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SWITCHCRAFT HOLDCO, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Victor Mendelson	Chief Executive Officer	July 17, 2023
Victor Mendelson	(Principal Executive Officer)

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

SWITCHCRAFT, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

THE BECHDON COMPANY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

THERMAL ENERGY PRODUCTS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

THERMAL STRUCTURES, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

TRAD TESTS & RADIATIONS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

TRANSFORMATIONAL SECURITY, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

TSID HOLDINGS, LLC

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Manager	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

/s/ Victor H. Mendelson	Manager	July 17, 2023
Victor H. Mendelson

/s/ Thomas H. Jones	Manager	July 17, 2023
Thomas H. Jones

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

TTT CUBED, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, Florida, on this 17th day of July, 2023.

TURBINE KINETICS, INC.

By:	/s/ Carlos L. Macau, Jr.
	Name:	Carlos L. Macau, Jr.
	Title:	Treasurer

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Carlos L. Macau, Jr., Treasurer, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Carlos L. Macau, Jr.	Treasurer and Director	July 17, 2023
Carlos L. Macau, Jr.	(Principal Executive, Financial and Accounting Officer)